Exhibit 99.1

SWC Group, Inc.

DBA Carryout Supplies

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SWC Group, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of SWC Group, Inc. d/b/a CarryOutSupplies.com (“the Company”) as of June 30, 2024 and 2023, and the related statements of operations, changes in stockholders’ deficit, and cash flows for each of the years in the two-year period ended June 30, 2024, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated sufficient revenues to fund ongoing operations and has historically relied on third-party and related-party financing. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there were no critical audit matters.

Fruci & Associates II, PLLC – PCAOB ID #05525

We have served as the Company’s auditor since 2025.

Spokane, Washington

October 1, 2025

2

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Balance Sheets

	June 30, 2024	June 30, 2023

Assets

Current Assets
Cash	$19,439	$34,327
Accounts receivable - net	4,432	30,099
Inventory	356,399	354,777
Prepaids and other	14,180	60,352
Total Current Assets	394,450	479,555

Right-of-use asset - operating lease	129,853	268,760

Property and equipment - net	874,814	916,613

Deposits	31,931	31,931

Total Assets	$1,431,048	$1,696,859

Liabilities and Stockholders’ Deficit

Current Liabilities
Accounts payable and accrued expenses	$932,685	$959,628
Accounts payable and accrued expenses - related party	211,801	7,552,525
Deferred revenue	512,695	905,598
Notes payable - net	1,379,714	379,466
Notes payable - related party	188,218	53,530
Operating lease liability	142,880	150,068
Total Current Liabilities	3,367,993	10,000,815

Long Term Liabilities
Notes payable - net	61,653	756,232
Operating lease liability	-	142,880
Total Long Term Liabilities	61,653	899,112

Total Liabilities	3,429,646	10,899,927

Commitments and Contingencies

Stockholders’ Deficit
Common stock - $0.001 par value, 10,000 shares authorized 10,000 and 10,000 shares outstanding, respectively	-	-
Additional paid-in capital	7,761,200	-
Accumulated deficit	(9,759,798)	(9,203,068)
Total Stockholders’ Deficit	(1,998,598)	(9,203,068)

Total Liabilities and Stockholders’ Deficit	$1,431,048	$1,696,859

The accompanying notes are an integral part of these financial statements

3

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Statements of Operations

	For the Year Ended June 30,
	2024	2023

Revenues	$1,780,688	$2,388,383

Costs and expenses
Cost of goods sold	1,017,289	1,435,900
General and administrative expenses	1,109,991	1,171,844
Total costs and expenses	2,127,280	2,607,744

Loss from operations	(346,592)	(219,361)

Other income (expense)
Interest expense (including amortization of debt discount)	(220,286)	(145,654)
Loss on disposal of equipment	-	(173,634)
Loss on settlement	(110,516)	-
Other income	120,664	150,568
Total other income (expense) - net	(210,138)	(168,720)

Net loss before provision for income taxes	(556,730)	(388,031)

Provision for income taxes	-	-

Net loss	$(556,730)	$(388,081)

Loss per share - basic and diluted	$(55.67)	$(38.81)

Weighted average number of shares - basic and diluted	10,000	10,000

The accompanying notes are an integral part of these financial statements

4

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Statement of Changes in Stockholders’ Deficit

For the Years Ended June 30, 2024 and 2023

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Capital	Deficit	Deficit

June 30, 2022	10,000	$-	$-	$(8,814,987)	$(8,814,987)

Net loss	-	-	-	(388,081)	(388,081)

June 30, 2023	10,000	-	-	(9,203,068)	(9,203,068)

Forgiveness of debt - related party	-	-	7,761,200	-	7,761,200

Net loss	-	-	-	(556,730)	(556,730)

June 30, 2024	10,000	$-	$7,761,200	$(9,759,798)	$(1,998,598)

The accompanying notes are an integral part of these financial statements

5

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Statements of Cash Flows

	For the Year Ended June 30,
	2024	2023

Operating activities
Net loss	$(556,730)	$(388,081)
Adjustments to reconcile net loss to net cash used in operations
Depreciation and amortization	41,799	82,005
Amortization of operating lease - right-of-use asset	138,907	180,963
Amortization of debt discount	38,850	28,575
Bad debt expense	13,239	87,707
Loss on disposal of property and equipment	-	173,634
Operating lease liability	(150,068)	(175,124)
Changes in operating assets and liabilities
(Increase) decrease in
Accounts receivable	12,428	(87,984)
Inventory	(1,622)	61,866
Deposits	-	(31,931)
Prepaids and other	46,172	55,163
Increase (decrease) in
Accounts payable and accrued expenses	(26,943)	(934,228)
Accounts payable and accrued expenses - related party	420,476	66,847
Deferred revenue	(392,903)	837,692
Net cash used in operating activities	(416,395)	(42,896)

Investing activities
Proceeds from sale of property and equipment	-	96,065
Net cash provided by investing activities	-	96,065

Financing activities
Proceeds from notes payable	525,292	502,637
Repayments on notes payable	(258,473)	(575,256)
Proceeds from notes payable - related party	167,918	132,818
Repayments on notes payable - related party	(33,230)	(129,800)
Net cash provided by (used in) financing activities	401,507	(69,601)

Net decrease in cash	(14,888)	(16,432)

Cash - beginning of year	34,327	50,759

Cash - end of year	$19,439	$34,327

Supplemental disclosure of cash flow information
Cash paid for interest	$173,315	$127,071
Cash paid for income tax	$-	$-

Supplemental disclosure of non-cash investing and financing activities
Forgiveness of debt - related party	$7,761,200	$-
Debt exchanged between third party and related party	$-	$92,577
Debt discount - notes payable	$-	$67,425

The accompanying notes are an integral part of these financial statements

6

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Note 1 - Organization and Nature of Operations

Organization and Nature of Operations

SWC Group, Inc. (“SWC”, “we,” “our,” or the “Company”) operates as a food service packaging company. The Company was incorporated on July 19, 2004 in California.

The Company’s operations are organized as follows:

Foodservice Packaging:

The Company operates as a business-to-business (“B2B”) enterprise focused on the wholesale distribution of disposable foodservice packaging products.

Product offerings include printed paper cups, plastic cups, food containers, bags, and related consumables for restaurants, cafés, and other foodservice establishments. Operations are conducted primarily through the Company’s e-commerce platform, www.carryoutsupplies.com, which serves customers across the United States.

Activities include product design, sourcing from domestic and international manufacturers, quality control, warehousing, and fulfillment. Customers are primarily small to mid-sized businesses in the hospitality and food service industries, with no material dependence on any single customer or supplier.

Fiscal Year

The Company’s fiscal year end is June 30.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements (“U.S. GAAP”).

7

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Segment Information

The Company operates as a single operating and reportable segment, which consists of the distribution of carryout supplies and related packaging products. The Company’s Chief Executive Officer, who serves as the Chief Operating Decision Maker (“CODM”), reviews financial information on an overall company basis when making operating decisions and assessing performance. As the Company has only one operating and reportable segment, no additional segment disclosures are presented.

Liquidity and Going Concern

As reflected in the accompanying financial statements, for the year ended June 30, 2024, the Company had:

●	Net loss of $556,730; and
●	Net cash used in operations was $416,395

Additionally, at June 30, 2024, the Company had:

●	Accumulated deficit of $9,759,798
●	Stockholders’ deficit of $1,998,598,
●	Working capital deficit of $2,973,543; and
●	Cash on hand of $19,439

While SWC has initiated revenue-generating activities through the distribution of carryout supplies and related packaging products, revenues to date have not been sufficient to fund ongoing operations. Based on current operating levels and cash usage forecasts, existing cash resources are not expected to be sufficient to fund operations for the twelve months following issuance of these financial statements without additional financing.

Historically, the Company has relied on third-party and related-party debt financing to support operations. There can be no assurance that additional financing will be available on commercially acceptable terms, or at all.

These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date these financial statements are issued. The financial statements do not include any adjustments that might result if the Company is unable to continue as a going concern and have been prepared on a basis that assumes the Company will continue as a going concern and realize assets and satisfy liabilities in the ordinary course of business.

8

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Management’s plans to address these matters as they relate to SWC include:

●	Pursuing additional debt and/or equity financing to support working capital needs;
●	Expanding sales within existing customer channels and into new geographic markets;
●	Continuing cost-control measures to better align expenses with expected revenue; and
●	Exploring potential collaborations or strategic opportunities to strengthen the carryout supplies business.

Note 2 - Summary of Significant Accounting Policies

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the recognition of revenues and expenses during the reporting period. Actual results may differ from these estimates, and such differences could be material.

Changes in estimates are recorded in the period in which they become known and are accounted for prospectively.

The Company bases its estimates on historical experience, industry trends, and other relevant factors, incorporating both quantitative and qualitative assessments that it believes are reasonable under the circumstances.

Significant estimates for the years ended June 30, 2024 and 2023, respectively, include:

●	Allowance for doubtful accounts and other receivables
●	Inventory reserves and classifications
●	Valuation of loss contingencies
●	Estimated useful lives of property and equipment
●	Uncertain tax positions
●	Valuation allowance on deferred tax assets

9

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Risks and Uncertainties

The Company operates in a highly competitive industry that is subject to intense market dynamics, shifting consumer demand, and economic fluctuations. The Company’s operations are exposed to significant financial, operational, and strategic risks, including potential business disruptions, supply chain constraints, and liquidity challenges.

In accordance with ASC 275, “Risks and Uncertainties,” the Company evaluates and discloses risks that could materially affect its financial condition, results of operations, and business outlook. Key factors contributing to variability in sales and earnings include:

1.	Industry Cyclicality – The Company’s financial performance is affected by industry trends, seasonality, and shifts in market demand.
2.	Macroeconomic Conditions – Economic downturns, inflationary pressures, interest rate changes, and geopolitical risks may impact consumer purchasing behavior and the Company’s revenue streams.
3.	Pricing Volatility – The cost and availability of raw materials, supply chain disruptions, and competitive pricing pressures can lead to fluctuations in gross margins and profitability.

Given these uncertainties, the Company faces challenges in accurately forecasting financial performance and may experience material risks affecting liquidity, business continuity, and long-term strategic growth. The Company continuously assesses these risks and implements measures to mitigate their potential impact.

Fair Value of Financial Instruments

The Company accounts for financial instruments in accordance with Financial Accounting Standards Board (FASB) ASC 820, Fair Value Measurements, which establishes a framework for measuring fair value and requires related disclosures. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the Company’s principal market or, if none exists, the most advantageous market for the asset or liability.

10

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Fair Value Hierarchy

ASC 820 requires the use of observable inputs whenever available and establishes a three-tier hierarchy for measuring fair value:

●	Level 1 – Quoted market prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 – Observable inputs other than quoted prices in active markets, such as quoted prices for similar assets and liabilities or inputs that are directly or indirectly observable.
●	Level 3 – Unobservable inputs that require significant judgment, including management assumptions and estimates based on available market data.

The classification of an asset or liability within the hierarchy is based on the lowest level of input that is significant to the fair value measurement. Level 3 valuations generally require more judgment and complexity, often involving a combination of cost, market, or income approaches, as well as assumptions about market conditions, pricing, and other factors.

Fair Value Determination and Use of External Advisors

The Company assesses the fair value of its financial instruments and, where appropriate, may engage external valuation specialists to assist in determining fair value. While management believes that recorded fair values are reasonable, they may not necessarily reflect net realizable values or future fair values.

Financial Instruments Carried at Historical Cost

The Company’s financial instruments—including cash, accounts receivable, accounts payable and accrued expenses (including related party balances), and certain debt instruments—are recorded at historical cost. As of June 30, 2024 and 2023, respectively, the carrying amounts of these instruments approximated their fair values due to their short-term maturities.

Cash and Cash Equivalents and Concentration of Credit Risk

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents.

At June 30, 2024 and 2023, respectively, the Company did not have any cash equivalents.

The Company is exposed to credit risk on its cash and cash equivalents in the event of default by the financial institutions to the extent account balances exceed the amount insured by the FDIC, which is $250,000.

At June 30, 2024 and 2023, respectively, the Company did not experience any losses on cash balances in excess of FDIC insured limits.

11

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Accounts Receivable

The Company accounts for accounts receivable in accordance with ASC 310, Receivables. Receivables are recorded at their net realizable value, which represents the amount management expects to collect from outstanding customer balances.

The Company extends credit to customers based on an evaluation of their financial condition and other factors. The Company does not require collateral, and interest is not accrued on overdue accounts receivable.

Allowance for Credit Losses

Management periodically assesses the collectability of accounts receivable and establishes an allowance for doubtful accounts as needed. The allowance is determined based on:

●	A review of outstanding accounts,
●	Historical collection experience, and
●	Current economic conditions

Accounts deemed uncollectible are written off against the allowance when determined to be uncollectible.

Applicability of ASC 326 (“CECL”) to Accounts Receivable

Accounts receivable consist primarily of short-term trade receivables arising from the sale of goods and services. These receivables are carried at amortized cost and are subject to the expected credit loss model under ASC 326, Financial Instruments—Credit Losses.

The Company estimates expected credit losses using a provision matrix based on historical loss experience, adjusted for current economic conditions and reasonable and supportable forecasts. Receivables with similar risk characteristics are evaluated collectively.

The allowance for credit losses is presented as a contra-asset to accounts receivable on the balance sheet, and changes in the allowance are recognized in selling, general, and administrative expenses. Accounts are written off when collection efforts are exhausted and the receivable is deemed uncollectible.

12

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

The following is a summary of the Company’s accounts receivable at June 30, 2024 and 2023:

	June 30, 2024	June 30, 2023

Accounts receivable	$56,570	$70,903
Less: allowance for credit losses	52,138	40,804
Accounts receivable - net	$4,432	$30,099

Bad Debt Expense

For the years ended June 30, 2024 and 2023, bad debt was as follows:

Year Ended June 30,
2024	2023
$13,239	$87,707

Bad debt expense (recovery) is recorded as a component of general and administrative expenses in the accompanying statements of operations.

Inventory

The Company accounts for inventory in accordance with ASC 330, Inventory. Inventory consists solely of snacks and related ingredients and packaging, and is stated at the lower of cost or net realizable value (“LCNRV”) using the first-in, first-out (FIFO) method.

From time to time, inventory may include goods in transit once title and risk of loss have transferred to the Company in accordance with the terms of purchase. Inbound freight, handling, customs, insurance, and other costs directly attributable to bringing inventory to its current location and condition are capitalized as part of inventory cost. Abnormal freight, rehandling, or other costs not directly attributable to inventory acquisition are expensed as incurred.

As of June 30, 2024 and 2023, inventory consisted primarily of:

●	Foodservice Packaging Distribution: Finished goods including paper cups, plastic cups, food containers, bags, and related consumables.

Management evaluates inventories each reporting period to assess whether reserves are necessary for slow-moving, obsolete, or impaired items. In performing this assessment, management considers market conditions, expected demand, aging trends, turnover rates, and estimated net realizable value.

For the years ended June 30, 2024 and 2023, respectively, the Company did not record any provisions for inventory obsolescence or impairment.

13

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

At June 30, 2024 and 2023, the Company had inventory of $356,399 and $354,777, respectively. Included in these amounts were $66,378 and $74,934 of inventory in transit, respectively.

Concentrations

The Company evaluates concentrations of risk in accordance with ASC 275-10, Risks and Uncertainties. A concentration exists when a single customer, supplier, geographic region, or other external factor accounts for a significant portion of revenues, receivables, or supply chain activity (typically >10%).

Disclosure is required only when it is reasonably possible that such concentration could result in a severe near-term impact on the Company’s financial position, results of operations, or cash flows.

As of June 30, 2024 and 2023, the Company has evaluated its customer, supplier, and geographic exposures and determined that no such concentrations exist that meet the threshold for disclosure.

Property and Equipment

Property and equipment are recorded at cost, net of accumulated depreciation, in accordance with ASC 360, “Property, Plant, and Equipment.” Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

Repairs and maintenance expenditures that do not materially extend the useful life of an asset are expensed as incurred. Significant improvements or upgrades that increase the asset’s productivity, efficiency, or useful life are capitalized.

Upon disposal or sale of property and equipment, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in the statement of operations.

The Company evaluates the carrying value of property and equipment whenever events or changes in circumstances indicate that the asset may be impaired. If impairment indicators exist, the Company assesses recoverability based on the undiscounted future cash flows expected from the use and disposition of the asset. If the carrying amount exceeds the estimated recoverable amount, an impairment loss is recognized.

Impairment of Long-lived Assets

The Company evaluates the recoverability of long-lived assets, including identifiable intangible assets, in accordance with FASB ASC 360-10-35-15, Impairment or Disposal of Long-Lived Assets.

14

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

An impairment review is triggered when events or circumstances indicate that the carrying value of an asset group may not be recoverable. Factors considered include, but are not limited to:

●	Significant changes in expected performance compared to prior forecasts,
●	Changes in asset utilization, including discontinued or modified use,
●	Negative industry or economic trends that impact asset value, and
●	Strategic shifts in the Company’s business operations.

Impairment Assessment Process

When impairment indicators exist, the Company performs a recoverability test by comparing the undiscounted future cash flows expected to be generated from the use and ultimate disposition of the asset group to its carrying amount.

●	If the undiscounted cash flows exceed the carrying amount, no impairment is recognized.
●	If the undiscounted cash flows are less than the carrying amount, an impairment loss is recognized, measured as the excess of the carrying amount over the fair value of the asset.

Impairment Results

For the years ended June 30, 2024 and 2023, the Company did not record any impairment losses.

Original Issue Discounts and Other Debt Discounts

The Company accounts for original issue discounts (OID) and other debt discounts in accordance with FASB ASC 835-30, Interest—Imputation of Interest. These discounts are recorded as a reduction of the carrying amount of the related debt and are amortized to interest expense over the term of the debt using the effective interest method, unless the straight-line method is materially similar.

Original Issue Discounts (OID)

For certain notes issued, the Company may provide the debt holder with an original issue discount (OID), which is recorded as a debt discount, reducing the face value of the note. The discount is amortized to interest expense over the term of the debt in the Statements of Operations.

15

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Debt Issuance Costs

Debt issuance costs, including fees paid to lenders or third parties, are capitalized as a debt discount and amortized to interest expense over the life of the debt. These costs are presented as a direct deduction from the carrying amount of the debt liability rather than as a separate asset.

Right of Use Assets and Lease Obligations

The Company accounts for right-of-use (ROU) assets and lease liabilities in accordance with FASB ASC 842, Leases. These amounts reflect the present value of the Company’s estimated future minimum lease payments over the lease term, including any reasonably certain renewal options, discounted using a collateralized incremental borrowing rate.

The Company classifies its leases as either operating or finance leases. The Company’s leases primarily consist of operating leases, which are included as Right-of-Use Assets and Operating Lease Liabilities on the balance sheets.

Short-Term Leases

The Company has elected the short-term lease exemption, whereby leases with a term of 12 months or less are not recorded on the balance sheet. Instead, lease payments are expensed on a straight-line basis over the lease term.

Lease Term and Renewal Options

In determining the lease term, the Company evaluates whether renewal options are reasonably certain to be exercised. Factors considered include:

●	The useful life of leasehold improvements relative to the lease term,
●	The economic performance of the business at the leased location,
●	The comparative cost of renewal rates versus market rates, and
●	The presence of any significant economic penalties for non-renewal.

If a renewal option is deemed reasonably certain to be exercised, the ROU asset and lease liability reflect those additional future lease payments. The Company’s operating leases contain renewal options with no residual value guarantees. Currently, management does not expect to exercise any renewal options, which are therefore excluded in the measurement of lease obligations.

16

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Discount Rate and Lease Liability Measurement

Since the implicit rate in the leases is not readily determinable, the Company applies an incremental borrowing rate that represents the rate it would incur to borrow on a collateralized basis over a similar term and currency environment.

Lease Impairment

The Company evaluates ROU assets for impairment indicators whenever events or changes in circumstances suggest the carrying amount may not be recoverable. No impairments of ROU assets were recognized for the years ended June 30, 2024 and 2023, respectively.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers, as amended. Revenue is recognized when control of promised goods or services transfers to customers, in an amount that reflects the consideration expected to be received.

Revenue Stream

The Company currently generates revenue primarily from the following single source:

Foodservice Packaging – The wholesale distribution of disposable foodservice packaging products, including custom-printed and stock paper cups, plastic cups, food containers, bags, and related consumables, primarily through the Company’s e-commerce platform.

To provide further clarity on the nature, timing, and recognition of revenue, the Company’s single revenue stream is discussed below:

Foodservice Packaging Distribution

Revenue from the distribution of disposable foodservice packaging products is derived exclusively from business customers on a wholesale basis through the Company’s e-commerce platform and direct sales channels. Customer contracts typically contain a single performance obligation: typically, delivery of the ordered products.

17

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Shipping and handling activities that occur after the customer obtains control are accounted for as fulfillment costs and not as separate performance obligations. Because sales are exclusively to registered businesses, the Company collects and remits sales taxes where required; sales to businesses are exempt only when valid resale/exemption certificates are obtained.

The Company follows the five-step revenue recognition model:

1. Identify the Contract with a Customer

A contract exists when:

●	The agreement creates enforceable rights and obligations;
●	It has commercial substance;
●	Payment terms are defined and consideration is determinable;
●	Collection is probable

Customer credit risk is assessed at contract inception and updated periodically.

2. Identify the Performance Obligations

Each order represents a single performance obligation: shipment or delivery of the ordered goods.

3. Determine the Transaction Price

Transaction price consists primarily of fixed consideration based on contract or list pricing.

4. Allocate the Transaction Price

Contracts generally contain only a single performance obligation - product delivery. Accordingly, the entire transaction price is allocated to that performance obligation.

5. Recognize Revenue When (or As) Performance Obligations Are Satisfied

Revenue is recognized at a point in time, when control of the goods transfers to the customer (generally upon shipment or delivery).

18

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Principal vs. Agent Considerations

In accordance with ASC 606-10-55-36 through 55-40, the Company evaluated whether it acts as principal or agent in each of its revenue streams. The assessment considers whether the Company (i) obtains control of goods or services before transfer to the customer, (ii) has discretion in establishing pricing, (iii) is primarily responsible for fulfillment, and (iv) is exposed to inventory or service-level risks.

Based on this analysis, the Company reached the following conclusions:

The Company acts as a principal in foodservice packaging sales.

●	The Company designs, sources, and controls products prior to transfer.
●	The Company has discretion in pricing.
●	The Company is responsible for fulfillment, including warehousing and logistics.
●	The Company bears inventory risk prior to transfer.

Revenue is recognized on a gross basis for foodservice packaging sales.

Summary of Compliance with ASC 606 and ASU Updates

Revenue Stream	Performance Obligation	Recognition Timing	Consideration Type

Foodservice packaging	Shipment to customer	Point in time	Fixed price (wholesale contracts);
		upon shipment	excludes sales tax

Contract Liabilities (Deferred Revenue)

Contract liabilities represent amounts received in advance of performance obligations being satisfied.

As of June 30, 2024 and 2023, the Company had deferred revenue of $512,695 and $905,598, respectively.

19

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

The following represents the Company’s disaggregation of revenues for the years ended June 30, 2024 and 2023:

	Year Ended June 30,
	2024		2023
	Revenue	% of Revenues	Revenue	% of Revenues

Foodservice packaging	$1,780,688	100.00%	$2,388,383	100.00%

For the years ended June 30, 2024 and 2023, the Company recognized shipping fee revenues of $303,211 and $350,895, respectively, as a component of total revenues.

Cost of Sales

Cost of sales for foodservice packaging consists of direct costs incurred to source, warehouse, and distribute packaging products. These costs are recognized in the same period as the related revenue.

Cost components primarily include:

• Purchased Materials – Packaging products sourced from third-party manufacturers and suppliers.

• Freight and Distribution – Outbound shipping costs, warehouse handling, and fuel surcharges.

• Warehousing and Logistics – Facility, labor, and utilities associated with storage and inventory management.

Income Taxes

The Company accounts for income taxes using the asset and liability method prescribed by FASB ASC 740, Income Taxes. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities. These deferred amounts are measured using enacted tax rates expected to apply in the periods when the temporary differences are expected to reverse.

The effect of a change in tax law or tax rates on deferred tax balances is recognized in the period in which the change is enacted.

All deferred tax assets and liabilities are presented as noncurrent in the Company’s balance sheet, regardless of the classification of the related asset or liability for financial reporting purposes.

20

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Uncertain Tax Positions

The Company evaluates uncertain tax positions, which requires that a tax position be recognized in the financial statements only if it is more likely than not (greater than 50% likelihood) to be sustained upon examination by tax authorities.

As of June 30, 2024 and 2023, respectively, the Company had no uncertain tax positions that qualified for recognition or disclosure in the financial.

The Company also recognizes interest and penalties related to uncertain tax positions in other expense in the statement of operations. No interest and penalties were recorded for the years ended June 30, 2024 and 2023, respectively.

Valuation of Deferred Tax Assets

The Company’s deferred tax assets include certain future tax benefits, such as net operating losses (NOLs), tax credits, and deductible temporary differences. A valuation allowance is required if it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.

The Company reviews the realizability of deferred tax assets on a quarterly basis, or more frequently if circumstances warrant, considering both positive and negative.

Factors Considered in Valuation Allowance Assessment

The Company evaluates multiple factors in determining whether a valuation allowance is necessary, including:

●	Historical earnings trends (cumulative pre-tax income or losses in the most recent three-year period)
●	Future financial projections, including expected taxable income based on long-term estimates of business performance and market conditions
●	Statutory carryforward periods for net operating losses and other deferred tax assets
●	Prudent and feasible tax planning strategies that could impact the realization of deferred tax assets
●	Nature and predictability of temporary differences and the timing of their reversal
●	Sensitivity of financial forecasts to external factors such as commodity prices, market demand, and operational risks

While cumulative three-year losses are a strong indicator that a valuation allowance may be needed, a valuation allowance determination is not solely based on past losses—all available positive and negative evidence must be considered.

21

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Valuation Allowance Determination

At June 30, 2024 and 2023, respectively, the Company recorded a full valuation allowance against its deferred tax assets, resulting in a net carrying amount of $0. This determination was based on cumulative losses in recent years and the lack of sufficient positive evidence to support the realization of deferred tax assets in the near term.

The Company will continue to evaluate its valuation allowance each reporting period and will recognize deferred tax assets in the future if sufficient positive evidence emerges to support their realization.

Advertising Costs

Advertising costs are expensed as incurred, “Advertising Costs.” These costs are recognized as operating expenses in the period in which they are incurred and are classified within general and administrative expenses in the statements of operations.

Advertising expense related to the discontinued Snack and Beverages business, has been presented within discontinued operations.

The Company recognized marketing and advertising costs during the years ended June 30, 2024 and 2023, respectively as follows:

Year Ended June 30,
2024	2023
$-	$21,353

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation,” using the fair value-based method. Under this guidance, compensation cost is measured at the grant date based on the fair value of the award and is recognized over the requisite service period, typically the vesting period.

ASC 718 establishes accounting standards for transactions in which an entity exchanges its equity instruments for goods or services. It also applies to transactions where an entity incurs liabilities based on the fair value of its equity instruments or liabilities that may be settled using equity instruments.

The Company applies the fair value method for equity instruments granted to both employees and non-employees, aligning non-employee share-based payment accounting with that of employees. The fair value of stock-based compensation is determined as of the grant date or the measurement date (i.e., when the performance obligation is completed) and is recognized over the vesting period.

22

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

The Company determines the fair value of stock options using the Black-Scholes option pricing model, considering the following key assumptions:

●	Exercise price – The agreed-upon price at which the option can be exercised.
●	Expected dividends – The anticipated dividend yield over the expected life of the option.
●	Expected volatility – Based on historical stock price fluctuations.
●	Risk-free interest rate – Derived from U.S. Treasury securities with similar maturities.
●	Expected life of the option – Estimated based on historical exercise patterns and contractual terms.

Additionally, the Company follows the guidance under ASU 2016-09, which introduced amendments to simplify certain accounting aspects of share-based compensation, including:

●	The treatment of tax benefits and tax deficiencies in income tax reporting.
●	The option to recognize forfeitures as they occur rather than estimating them upfront.
●	Cash flow classification for certain tax-related transactions.

The Company continues to evaluate and apply the latest Accounting Standards Updates (ASUs) and interpretive releases related to stock-based compensation to ensure compliance with evolving financial reporting requirements.

Basic and Diluted Earnings (Loss) per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings Per Share.” The calculation of basic EPS follows the two-class method and is determined by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding, including certain other shares committed to be issued.

Basic Earnings Per Share (EPS)

Basic EPS is calculated using the two-class method, and is computed as follows:

●	Net earnings available to common shareholders represent net earnings to common shareholders, adjusted for the allocation of earnings to participating securities.
●	Losses are not allocated to participating.
●	The denominator includes common shares outstanding and certain other shares committed to be issued, such as restricted stock and restricted stock units (“RSUs”), for which no future service is required.

23

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Diluted Earnings Per Share (EPS)

Diluted EPS is calculated under both the two-class method and the treasury stock method, and the more dilutive result is reported.

●	Diluted EPS is computed by taking the sum of:

○	Net earnings available to common shareholders
○	Dividends on preferred shares
○	Dividends on dilutive mandatorily redeemable convertible preferred shares
○	Divided by the weighted average number of common shares outstanding and certain other shares committed to be issued, plus all dilutive common stock equivalents during the period, such as:

■	Stock options
■	Warrants
■	Convertible preferred stock
■	Convertible debt

●	Preferred shares and unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) qualify as participating securities under the two-class method.

Net Loss Per Share Considerations

In computing net loss per share, unvested shares of common stock are excluded from the denominator.

Participating Securities & Share-Based Compensation

Restricted stock and RSUs granted as part of share-based compensation contain nonforfeitable rights to dividends and dividend equivalents, respectively. Therefore:

●	Before the requisite service is rendered for the right to retain the award, these instruments meet the definition of a participating security.
●	RSUs granted under an executive compensation plan, however, are not considered participating securities because the rights to dividend equivalents are forfeitable.

The Company did not have any potentially dilutive equity securities outstanding for the years ended June 30, 2024 and 2023.

24

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Related Parties

The Company defines related parties in accordance with ASC 850, “Related Party Disclosures,” and SEC Regulation S-X, Rule 4-08(k). Related parties include entities and individuals that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company.

Related parties include, but are not limited to:

●	Principal owners of the Company.
●	Members of management (including directors, executive officers, and key employees).
●	Immediate family members of principal owners and members of management.
●	Entities affiliated with principal owners or management through direct or indirect ownership.
●	Entities with which the Company has significant transactions, where one party has the ability to exercise control or significant influence over the management or operating policies of the other.

A party is considered related if it has the ability to control or significantly influence the management or operating policies of the Company in a manner that could prevent either party from fully pursuing its own separate economic interests.

The Company discloses all material related party transactions, including:

●	The nature of the relationship between the parties.
●	A description of the transaction(s), including terms and amounts involved.
●	Any amounts due to or from related parties as of the reporting date.
●	Any other elements necessary for a clear understanding of the transactions’ effects on the financial statements.

Disclosures are made in accordance with ASC 850-10-50-1 through 50-6 and SEC Regulation S-X, Rule 4-08(k), which requires registrants to disclose material related party transactions and their effects on the financial position and results of operations.

25

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Recent Accounting Standards

Adopted Accounting Standards

ASU 2023-07 — Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures

In November 2023, the FASB issued ASU 2023-07 to improve disclosures related to reportable segments. The standard requires:

●	Enhanced disclosure of significant segment expenses regularly reviewed by the Chief Operating Decision Maker (CODM), even if those expenses are not allocated in segment profit or loss.
●	More detailed descriptions of how segment profit or loss is measured, and how reported measures align with internal management reporting.

The Company adopted ASU 2023-07 on July 1, 2024. The adoption did not have a material impact on the Company’s financial statements.

ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures Issued in December 2023, ASU 2023-09 enhances income tax disclosures by:

●	Requiring standardized disaggregation of the effective tax rate reconciliation into prescribed categories.
●	Mandating jurisdictional disclosure of income taxes paid, broken out by federal, state, and significant foreign jurisdictions.
●	Expanding narrative explanations for reconciling items and effective tax rate fluctuations.

The Company adopted ASU 2023-09 on July 1, 2024. The adoption did not have a material impact on the Company’s financial statements.

Adopted Accounting Standards (Not Yet Adopted)

ASU 2024-03 — Income Statement—Reporting Comprehensive Income (Subtopic 220-40): Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, which requires greater disaggregation of certain income statement expense categories, including:

●	Inventory purchases
●	Employee compensation
●	Depreciation and amortization
●	Selling expenses, including a definition of what is included in that category

26

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

The standard is effective for fiscal years beginning after December 15, 2026, and for interim periods beginning after December 15, 2027. Early adoption is permitted.

The Company is currently assessing the impact of ASU 2024-03 on its financial statement presentation and footnote disclosures. The standard is not expected to have a material effect on the Company’s financial condition, results of operations, or cash flows.

Other Accounting Standards Updates

The FASB has issued other technical corrections and narrow-scope amendments across various accounting topics. These updates are not expected to have a material impact on the Company’s financial statements.

Note 3 – Property and Equipment

Property and equipment consisted of the following:

			Estimated Useful
	June 30, 2024	June 30, 2023	Lives (Years)
Land	632,391	632,391	N/A
Building	197,609	197,609	31.5
Computers, furniture and equipment	28,405	28,405	5
Vehicles	176,913	228,348	5
Warehouse equipment	31,340	31,340	3 - 5
Production molds	145,173	145,173	3 - 5
Leasehold improvements	6,250	6,250	5
	1,218,081	1,269,516
Accumulated depreciation	(343,267)	(352,903)
Total land, property and equipment - net	$874,814	$916,613

Depreciation and amortization expense for the years ended June 30, 2024 and 2023, was $41,799 and $82,005, respectively.

Depreciation and amortization are included as a component of general and administrative expenses in the accompanying statements of operations.

27

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Note 4 – Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities were as follows at June 30, 2024 and 2023, respectively:

	June 30, 2024	June 30, 2023
Accounts payable and accrued liabilities	$860,348	$913,968
Accrued interest payable	72,337	45,660
Total accounts payable and accrued liabilities	$932,685	$959,628

Note 5 – Debt

The following represents a summary of the Company’s debt (notes payable and notes payable – related party) at June 30, 2024 and 2023:

	Issue Date	Maturity Date	Interest Rate	Default Interest Rate	Collateral	Debt Type
Loan #1	June 15, 2020	September 15, 2020	18.00%	N/A	Unsecured	Notes Payable
Loan #2	June 6, 2019	June 21, 2024	11.60%	N/A	Unsecured	Notes Payable
Loan #3	May 13, 2022	May 13, 2023	N/A	N/A	Unsecured	Notes Payable
Loan #4	May 18, 2022	May 18, 2022	N/A	N/A	Unsecured	Notes Payable
Loan #5	May 25, 2022	May 25, 2023	N/A	N/A	Unsecured	Notes Payable
Loan #6	December 30, 2022	October 20, 2023	N/A	N/A	Unsecured	Notes Payable
Loan #7	May 9, 2023	May 9, 2024	N/A	N/A	Unsecured	Notes Payable
Loan #8	August 10, 2023	June 12, 2024	9.51%	N/A	Unsecured	Notes Payable
Loan #9	March 25, 2024	March 24, 2025	16.00%	N/A	Unsecured	Notes Payable
Loan #10	January 30, 2024	June 30, 2025	16.00%	N/A	Unsecured	Notes Payable
Loan #11	January 1, 2024	June 30, 2025	N/A	N/A	Unsecured	Notes Payable
Loan #12	September 25, 2021	September 25, 2027	6.40%	N/A	Unsecured	Notes Payable
Loan #13	September 10, 2021	September 10, 2026	9.00%	N/A	Unsecured	Notes Payable
Loan #14	April 14, 2020	May 18, 2021	1.00%	N/A	Unsecured	Notes Payable
Loan #15	December 31, 2013	December 31, 2015	18.00%	N/A	Unsecured	Notes Payable
Loan #16	August 11, 2021	August 15, 2024	8.50%	N/A	Unsecured	Notes Payable
Loan #17	October 11, 2021	October 11, 2026	6.40%	N/A	Unsecured	Notes Payable
Loan #18	September 10, 2021	September 10, 2026	9.00%	N/A	Unsecured	Notes Payable
Loan #19	September 10, 2021	September 10, 2026	8.99%	N/A	Unsecured	Notes Payable
Loan #20	September 10, 2021	September 10, 2026	8.99%	N/A	Unsecured	Notes Payable
Loan #21	September 10, 2021	September 10, 2026	8.99%	N/A	Unsecured	Notes Payable
Loan #22	Various	Due on demand	N/A	N/A	Unsecured	Notes Payable - Related Party
Loan #23	October 19, 2019	Due on demand	N/A	N/A	Unsecured	Notes Payable
Loan #24	September 30, 2022	Due on demand	1.30%	N/A	Unsecured	Notes Payable
Loan #25	June 1, 2022	April 1, 2023	3.00%	N/A	Unsecured	Notes Payable

28

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

The following represents a summary of the Company’s notes payable at June 30, 2024 and 2023:

June 30, 2022	$1,083,760
Proceeds	570,062
Debt discount	(67,425)
Amortization of debt discount	28,575
Repayments	(571,851)
Debt exchanged between third party and related party	92,577
June 30, 2023	1,135,698
Proceeds	525,292
Amortization of debt discount	38,850
Repayments	(258,473)
June 30, 2024	$1,441,367

The following represents a detail of the Company’s notes payable at June 30, 2024 and 2023:

	Year Ended June 30, 2024
	June 30, 2023	Proceeds	Debt Discount	Amortization of Debt Discount	Balance Transfer	Repayments	June 30, 2024	Short Term	Long Term	In-Default
Loan #1	$100,000	$-	$-	$-	$-	$-	$100,000	$100,000	$-	$100,000
Loan #2	6,240	-	-	-	-	(6,240)	-	-	-	-
Loan #6	71,016	-	-	19,050	-	(92,262)	(2,196)	(2,196)	-	(2,196)
Loan #7	31,553	-	-	19,800	-	(51,353)	-	-	-	-
Loan #8	-	20,588	-	-	-	(19,715)	873	873	-	873
Loan #9	-	86,500	-	-	-	-	86,500	86,500	-	-
Loan #10	-	95,000	-	-	-	-	95,000	95,000	-	-
Loan #11	-	169,880	-	-	-	-	169,880	169,880	-	-
Loan #15	20,000	-	-	-	-	-	20,000	20,000	-	20,000
Loan #16	675,000	-	-	-	-	-	675,000	675,000	-	-
Loan #17	19,222	-	-	-	-	(4,531)	14,691	-	14,691	-
Loan #19	22,094	-	-	-	-	(2,102)	19,992	-	19,992	-
Loan #20	19,958	-	-	-	-	(6,473)	13,485	-	13,485	-
Loan #21	19,958	-	-	-	-	(6,473)	13,485	-	13,485	-
Loan #23	64,842	14,000	-	-	-	(24,000)	54,842	54,842	-	54,842
Loan #24	15,950	137,000	-	-	-	(23,000)	129,950	129,950	-	129,950
Loan #25	69,865	2,324	-	-	-	(22,324)	49,865	49,865	-	49,865
Total	$1,135,698	$525,292	$-	$38,850	$-	$(258,473)	$1,441,367	$1,379,714	$61,653	$353,334

29

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

	Year Ended June 30, 2023
	June 30, 2022	Proceeds	Debt Discount	Amortization of Debt Discount	Balance Transfer	Repayments	June 30, 2023	Short Term	Long Term	In-Default
Loan #1	$100,000	$-	$-	$-	$-	$-	$100,000	$100,000	$-	$100,000
Loan #2	13,759	-	-	-	-	(7,519)	6,240	6,240	-	-
Loan #3	21,535	-	-	-	-	(21,535)	-	-	-	-
Loan #4	17,167	-	-	-	-	(17,167)	-	-	-	-
Loan #5	27,170	-	-	-	-	(27,170)	-	-	-	-
Loan #6	-	175,000	(47,625)	28,575	-	(84,934)	71,016	71,016	-	-
Loan #7	-	69,800	(19,800)	-	-	(18,447)	31,553	31,553	-	-
Loan #12	6,737	-	-	-	-	(6,737)	-	-	-	-
Loan #13	2,432	(2,432)	-	-	-	-	-	-	-	-
Loan #14	96,595	-	-	-	-	(96,595)	-	-	-	-
Loan #15	20,000	-	-	-	-	-	20,000	20,000	-	20,000
Loan #16	490,000	185,000	-	-	-	-	675,000	-	675,000	-
Loan #17	97,216	-	-	-	-	(77,994)	19,222	-	19,222	-
Loan #18	80,995	-	-	-	-	(80,995)	-	-	-	-
Loan #19	-	25,250	-	-	-	(3,156)	22,094	-	22,094	-
Loan #20	-	23,734	-	-	-	(3,776)	19,958	-	19,958	-
Loan #21	-	23,734	-	-	-	(3,776)	19,958	-	19,958	-
Loan #23	60,097	43,745	-	-	-	(39,000)	64,842	64,842	-	64,842
Loan #24	-	6,423	-	-	92,577	(83,050)	15,950	15,950	-	15,950
Loan #25	50,057	19,808	-	-	-	-	69,865	69,865	-	69,865
Total	$1,083,760	$570,062	$(67,425)	$28,575	$92,577	$(571,851)	$1,135,698	$379,466	$756,232	$270,657

The following represents a summary of the Company’s notes payable – related party at June 30, 2024 and 2023:

June 30, 2022	$143,089
Proceeds	132,818
Repayments	(129,800)
Debt exchanged between third party and related party	(92,577)
June 30, 2023	53,530
Proceeds	167,918
Repayments	(33,230)
June 30, 2024	$188,218

During 2023, the Chief Executive Officer of an entity that controls the Company entered into a balance transfer agreement, whereby an obligation of $92,577 was assumed by a third party. No consideration was exchanged. The Company was not a party to the agreement, and no accounting recognition has been recorded in the accompanying financial statements.

30

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Debt Maturities

The following represents future maturities of the Company’s various debt arrangements as follows:

For the Year Ended June 30,	Notes Payable	Notes Payable - Related Party	Total

2025	$1,379,714	$188,218	$1,567,932
2026	-	-	-
2027	61,653	-	61,653
Total	$1,441,367	$188,218	$1,629,585

Note 6 – Fair Value of Financial Instruments

The Company evaluates its financial assets and liabilities subject to fair value measurements on a recurring basis to determine the appropriate level in which to classify them for each reporting period. This determination requires significant judgments to be made.

Note 7 – Commitments and Contingencies

Contingencies – Legal Matters

The Company is subject to litigation claims arising in the ordinary course of business. The Company records litigation accruals for legal matters which are both probable and estimable and for related legal costs as incurred. The Company does not reduce these liabilities for potential insurance or third-party recoveries.

As of June 30, 2024, the Company is not aware of any litigation, pending litigation, or other transactions that require accrual or disclosure.

Commitments - Operating Lease

The Company accounts for leases in accordance with FASB ASC 842: Leases, which requires lessees to apply the right-of-use (ROU) model by recognizing a right-of-use asset and a lease liability for all leases with terms exceeding 12 months. Lease classification determines the pattern of expense recognition in the statement of operations:

●	Operating leases: Recognized on a straight-line basis as lease expense over the lease term.

31

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Lease Recognition and Measurement

The Company evaluates whether an arrangement contains a lease at inception and recognizes the lease in the financial statements upon lease commencement (the date the underlying asset is available for use). ROU assets represent the Company’s right to use an asset over the lease term, while lease liabilities reflect the present value of future lease payments.

At lease commencement:

●	ROU assets and lease liabilities are initially measured at the present value of lease payments.
●	The Company primarily uses its incremental borrowing rate (IBR) to determine the present value of lease payments, except when an implicit rate is readily determinable.
●	The IBR is based on market data, adjusted for credit risk and lease term.

Practical Expedients and Lease Components

The Company applies certain practical expedients to simplify lease accounting:

●	Lease and non-lease components are combined for classification and measurement, except for direct sales-type leases and production equipment embedded in supply agreements.
●	Short-term leases (12 months or less, without purchase or renewal options) are not recorded on the balance sheet.

Lease Term and Expense Recognition

●	Lease liabilities include options to extend or terminate when reasonably certain of exercise.
●	Operating lease expense is recognized on a straight-line basis over the lease term and reported under general and administrative expenses.
●	Variable lease payments based on an index/rate are initially measured using the rate at lease commencement, with differences expensed as incurred.

32

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Company Lease Commitments

As of June 30, 2024 and 2023, the Company had no finance leases under FASB ASC 842.

On February 21, 2020, the Company executed an approximate five-year lease for its office space, covering the period from March 1, 2020, through April 30, 2025.

●	Lease term: 62 months
●	Monthly lease payments: $2,378
●	Total lease obligation: $147,446
●	Renewal option: None
●	Security deposit paid: $30,193
●	Lease classification: The lease is evaluated under FASB ASC 842, Leases, and recorded as a right-of-use (ROU) asset and lease liability based on the present value of lease payments at lease commencement.

The Company recognizes lease expense on a straight-line basis over the lease term.

The tables below present information regarding the Company’s operating lease asset and liability at June 30, 2024 and 2023:

	June 30, 2024	June 30, 2023
Assets

Operating lease - right-of-use asset - non-current	$129,853	$268,760

Liabilities

Operating lease liability	$142,880	$292,948

Weighted-average remaining lease term (years)	0.83	1.84

Weighted-average discount rate	10%	10%

The components of lease expense were as follows:

	Year Ended
	June 30, 2024	June 30, 2023

Operating lease costs

Amortization of right-of-use operating lease asset	$138,907	$180,963
Lease liability expense in connection with obligation repayment	22,396	36,358
Total operating lease costs	$161,303	$161,303

Supplemental cash flow information related to operating leases was as follows:

Operating cash outflows from operating lease (obligation payment)	$172,464	$211,482
Right-of-use asset obtained in exchange for new operating lease liability	$-	$-

33

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Future minimum lease payments required under leases that have initial or remaining non-cancellable lease terms in excess of one year at June 30,:

Year Ended June 30,
2024	$147,446
Total undiscounted cash flows	147,446
Less: amount representing interest	4,566
Present value of operating lease liabilities	142,880
Less: current portion of operating lease liabilities	142,880
Long-term operating lease liabilities	$-

Other Income

For the years ended June 30, 2024 and 2023, the Company recognized other income of $120,664 and $150,568, respectively, related to the sublease of office space to a third party. The Company maintains a month-to-month arrangement with the subtenant, under which the subtenant reimburses the Company for the use of space.

Note 8 – Stockholders’ Deficit

As of June 30, 2024, the Company had one (1) class of stock, detailed as follows:

Common Stock

●	Authorized Shares: 10,000
●	Issued & Outstanding:

○	10,000 shares as of June 30, 2024
○	10,000 shares as of June 30, 2023

●	Par Value: $0.00001 per share
●	Voting Rights: 1 vote per share

Equity Transactions for the Year Ended June 30, 2024

Debt Forgiveness – Related Party

During the year ended June 30, 2024, the Company executed an agreement with a related party, its majority shareholder. to forgive accrued liabilities totaling $7,761,200. This forgiveness has been accounted for as, in substance, a capital contribution from the parent company and recorded as an increase to additional paid-in capital in the accompanying financial statements. This accounting treatment is consistent with ASC 470-50-40-2, Debt—Modifications and Extinguishments - Derecognition, which requires that debt forgiven by a parent or equity holder be reflected as a capital transaction rather than as income.

Equity Transactions for the Year Ended June 30, 2023

There was no activity.

34

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Note 9 – Income Taxes

The Components of the deferred tax assets and liabilities at June 30, 2024 and 2023 were approximately as follows:

	June 30, 2024	June 30, 2023
Deferred Tax Assets
Bad debt	$25,000	$25,000
Amortization of ROU lease	136,000	97,000
Amortization of debt discount	46,000	35,000
Loss on disposal of equipment	59,000	59,000
Net operating loss carryforwards	2,494,000	2,388,000
Total deferred tax assets	2,760,000	2,604,000
Less: valuation allowance	(2,760,000)	(2,604,000)
Net deferred tax asset recorded	$-	$-

The components of the income tax benefit and related valuation allowance for the years ended June 30, 2024 and 2023 was approximately as follows:

	June 30, 2024	June 30, 2023
Current	$-	$-
Deferred	(156,000)	(108,000)
Total income tax provision (benefit)	(156,000)	(108,000)
Less: valuation allowance	156,000	108,000
	$-	$-

Deferred tax assets and liabilities are computed by applying the federal and state income tax rates in effect to the gross amounts of temporary differences and other tax attributes, such as net operating loss carryforwards. In assessing if the deferred tax assets will be realized, the Company considers whether it is more likely than not that some or all of these deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which these deductible temporary differences reverse. As a result of historic losses, the Company has recorded a full valuation allowance as of June 30, 2024.

35

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

A reconciliation of the provision for income taxes for the years ended June 30, 2024 and 2023 as compared to statutory rates was approximately as follows:

	June 30, 2024	June 30, 2023
Federal income tax benefit - 21%	$(107,000)	$(74,000)
State income tax - 8.84%	(49,000)	(34,000)
Subtotal	(156,000)	(108,000)
Change in valuation allowance	156,000	108,000
Income tax benefit	$-	$-

Federal net operating loss carry forwards at June 30, 2024 and 2023 were approximately as follows:

June 30, 2024	June 30, 2023
$8,912,000	$8,534,000

The net operating losses carry forward indefinitely and accordingly have been reserved. These net operating losses have been fully reserved as management does not believe that it is probable that the losses will be utilized before their expiration.

During the year ended June 30, 2024, the valuation allowance increased by approximately $156,000. The total valuation allowance results from the Company’s estimate of its future recoverability of its net deferred tax assets.

The Company is in the process of analyzing their NOL and has not determined if the Company has had any change of control issues that could limit the future use of these NOL’s. As of June 30, 2024, all federal NOL carryforwards that were generated after 2017 may only be used to offset 80% of taxable income and are carried forward indefinitely.

The Company follows the provisions of ASC 740, which requires the computations of current and deferred income tax assets and liabilities only consider tax positions that are more likely than not (defined as greater than 50% chance) to be sustained if the taxing authorities examined the positions. There are no significant differences between the tax provisions represented in the accompanying financial statements and that reported in the Company’s income tax returns.

The Company files corporate income tax returns in the United States and California. Due to the Company’s net operating loss posture, all tax years are open and subject to income tax examination by tax authorities. The Company’s policy is to recognize interest expense and penalties related to income tax matters as tax expense. At June 30, 2024 and 2023, respectively, there are no unrecognized tax benefits, and there were no accruals for interest related to unrecognized tax benefits or tax penalties.

36

SWC GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2024 AND 2023

Note 10 - Subsequent Events

Acquisition by Nightfood Holdings, Inc.

On March 31, 2025, the Company was acquired by Nightfood Holdings, Inc. pursuant to a share exchange agreement, whereby Nightfood Holdings acquired 100% of the Company’s issued and outstanding equity interests. As consideration, the Company’s equity holders received 83,333 shares of Nightfood Holdings’ Series C Convertible Preferred Stock, which had an estimated fair value of $4,399,982, based on the as-converted value of the underlying common shares as of the acquisition date.

As a result of this transaction, the Company became a wholly-owned subsidiary of Nightfood Holdings, Inc. The purchase price allocation and related accounting for this acquisition will be performed and reported by Nightfood Holdings, Inc. in its consolidated financial statements.

See Form 8-K filed with the U.S. Securities and Exchange Commission on April 2, 2025.

Legal Judgment

In August 2024, a judgment in the amount of $75,394 was entered against the Company in favor of a former supplier related to unpaid invoices for a custom printed customer order. The judgment was settled and paid in full in July 2025.

37

SWC Group, Inc.

DBA Carryout Supplies

38

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Balance Sheets

	March 31, 2025	June 30,2024
	(Unaudited)
Assets

Current Assets
Cash	$28,340	$19,439
Accounts receivable - net	9,624	4,432
Inventory	252,203	356,399
Prepaids and other	97,397	14,180
Total Current Assets	387,564	394,450

Right-of-use asset - operating lease	13,317	129,853

Property and equipment - net	26,942	874,814

Deposits	30,193	31,931

Total Assets	$458,016	$1,431,048

Liabilities and Stockholders’ Deficit

Current Liabilities
Accounts payable and accrued expenses	$1,548,020	$1,144,486
Deferred revenue	-	512,695
Notes payable - net	37,260	1,379,714
Notes payable - related party	-	188,218
Operating lease liability	14,972	142,880
Total Current Liabilities	1,600,252	3,367,993

Long Term Liabilities
Notes payable - net	-	61,653
Total Long Term Liabilities	-	61,653

Total Liabilities	1,600,252	3,429,646

Commitments and Contingencies

Stockholders’ Deficit
Common stock - $0.001 par value, 10,000 shares authorized 10,000 and 10,000 shares outstanding, respectively	-	-
Additional paid-in capital	9,114,432	7,761,200
Accumulated deficit	(10,256,668)	(9,759,798)
Total Stockholders’ Deficit	(1,142,236)	(1,998,598)

Total Liabilities and Stockholders’ Deficit	$458,016	$1,431,048

The accompanying notes are an integral part of these unaudited financial statements

39

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Statements of Operations

(Unaudited)

	For the Nine Months Ended March 31,
	2025	2024

Revenues	$1,302,642	$1,274,934

Costs and expenses
Cost of goods sold	785,518	697,469
General and administrative expenses	882,189	794,951
Total costs and expenses	1,667,707	1,492,420

Loss from operations	(365,065)	(217,486)

Other income (expense)
Interest income	6,706	26,015
Other income	106,297	104,395
Gain on debt settlement	-	23,676
Interest expense (including amortization of debt discount)	(244,808)	(138,368)
Loss on settlement	-	(110,516)
Total other income (expense) - net	(131,805)	(94,798)

Net loss before provision for income taxes	(496,870)	(312,284)

Provision for income taxes	-	-

Net loss	$(496,870)	$(312,284)

Loss per share - basic and diluted	$(49.69)	$(31.23)

Weighted average number of shares - basic and diluted	10,000	10,000

The accompanying notes are an integral part of these unaudited financial statements

40

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Statement of Changes in Stockholders’ Deficit

For the Nine Months Ended March 31, 2025

(Unaudited)

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Deficit

June 30, 2023	10,000	$-	$-	$(9,203,068)	$(9,203,068)

Forgiveness of debt - related party	-	-	7,761,200	-	7,761,200

Net loss	-	-	-	(556,730)	(556,730)

June 30, 2024	10,000	-	7,761,200	(9,759,798)	(1,998,598)

Contributions	-	-	449,230	-	449,230

Contributions - non-cash	-	-	1,744,327	-	1,744,327

Distributions	-	-	(840,325)	-	(840,325)

Net loss	-	-	-	(496,870)	(496,870)

March 31, 2025	10,000	$-	$9,114,432	$(10,256,668)	$(1,142,236)

The accompanying notes are an integral part of these unaudited financial statements

41

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Statement of Changes in Stockholders’ Deficit

For the Nine Months Ended March 31, 2024

(Unaudited)

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Deficit

June 30, 2022	10,000	$-	$-	$(8,814,987)	$(8,814,987)

Net loss	-	-	-	(388,081)	(388,081)

June 30, 2023	10,000	-	-	(9,203,068)	(9,203,068)

Forgiveness of debt - related party	-	-	7,761,200	-	7,761,200

Net loss	-	-	-	(312,284)	(312,284)

March 31, 2024	10,000	$-	$7,761,200	$(9,515,352)	$(1,754,152)

The accompanying notes are an integral part of these unaudited financial statements

42

SWC Group, Inc.

D/B/A CarryOutSupplies.com

Statements of Cash Flows

	For the Nine Months Ended March 31,
	2025	2024

Operating activities
Net loss	$(496,870)	$(312,284)
Adjustments to reconcile net loss to net cash used in operations
Depreciation and amortization	7,547	31,742
Amortization of operating lease - right-of-use asset	116,536	102,768
Amortization of debt discount	-	22,280
Loss on settlement	-	110,515
Gain on settlement	-	(23,676)
Operating lease liability	(127,908)	(110,285)
Changes in operating assets and liabilities
(Increase) decrease in
Accounts receivable	(5,192)	11,207
Inventory	104,196	15,867
Deposits	1,738	-
Prepaids and other	(83,217)	(14,434)
Increase (decrease) in
Accounts payable and accrued expenses	403,534	416,584
Accounts payable and accrued expenses - related party	-	(78,204)
Deferred revenue	(512,695)	(905,598)
Net cash used in operating activities	(592,331)	(733,518)

Financing activities
Proceeds from notes payable	277,572	714,897
Repayments on notes payable	(125,570)	(148,893)
Proceeds from notes payable - related party	-	152,187
Repayments on notes payable - related party	-	(19,000)
Capital contribution	449,230	-
Net cash provided by financing activities	601,232	699,191

Net increase (decrease) in cash	8,901	(34,327)

Cash - beginning of period	19,439	34,327

Cash - end of period	$28,340	$-

Supplemental disclosure of cash flow information
Cash paid for interest	$328,106	$144,075
Cash paid for income tax	$-	$-

Supplemental disclosure of non-cash investing and financing activities
Debt forgiven prior to being acquired by Nightfood Holdings, Inc. (capital contribution)	$546,452	$-
Note payable on property assumed by parent - prior to being acquired by Nightfood Holdings, Inc. (capital contribution)	$675,000	$-
Property acquired by parent - prior to being acquired by Nightfood Holdings, Inc. (capital distribution)	$840,325	$-
Notes payable - transferred to Nightfood Holdings, Inc. prior to acquisition (capital contribution)	$334,657	$-
Notes payable - related party - transferred to Nightfood Holdings, Inc. prior to acquisition (capital contribution)	$188,218	$-

The accompanying notes are an integral part of these unaudited financial statements

43

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Note 1 - Organization and Nature of Operations

Organization and Nature of Operations

SWC Group, Inc. (“SWC”, “we,” “our,” or the “Company”) operates as a food service packaging company. The Company was incorporated on July 19, 2004 in California.

The Company’s operations are organized as follows:

Foodservice Packaging:

The Company operates as a business-to-business (“B2B”) enterprise focused on the wholesale distribution of disposable foodservice packaging products.

Product offerings include printed paper cups, plastic cups, food containers, bags, and related consumables for restaurants, cafés, and other foodservice establishments. Operations are conducted primarily through the Company’s e-commerce platform, www.carryoutsupplies.com, which serves customers across the United States.

Activities include product design, sourcing from domestic and international manufacturers, quality control, warehousing, and fulfillment. Customers are primarily small to mid-sized businesses in the hospitality and food service industries, with no material dependence on any single customer or supplier.

Fiscal Year

The Company’s fiscal year end is June 30.

Basis of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements (“U.S. GAAP”). Accordingly, they do not contain all information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements.

In the opinion of the Company’s management, the accompanying unaudited financial statements contain all of the adjustments necessary (consisting only of normal recurring accruals) to present the financial position of the Company as of March 31, 2025 and the results of operations and cash flows for the periods presented.

44

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The results of operations for the nine months ended March 31, 2025 are not necessarily indicative of the operating results for the full fiscal year or any future period.

These unaudited financial statements should be read in conjunction with the audited financial statements and related notes thereto included in the Form 8-K/A Nightfood Holdings, Inc. (“NGTF”) filed on September 29, 2025 for the years ended June 30, 2024 and 2023.

The Company and NGTF completed a share exchange agreement on March 31, 2025, whereby SWC was acquired by NGTF in a business combination.

Segment Information

The Company operates as a single operating and reportable segment, which consists of the distribution of carryout supplies and related packaging products. The Company’s Chief Executive Officer, who serves as the Chief Operating Decision Maker (“CODM”), reviews financial information on an overall company basis when making operating decisions and assessing performance. As the Company has only one operating and reportable segment, no additional segment disclosures are presented.

Liquidity and Going Concern

As reflected in the accompanying financial statements, for the nine months ended March 31, 2025, the Company had:

●	Net loss of $496,870; and
●	Net cash used in operations was $592,331

Additionally, at March 31, 2025, the Company had:

●	Accumulated deficit of $10,256,668
●	Stockholders’ deficit of $1,142,236,
●	Working capital deficit of $1,212,688; and
●	Cash on hand of $28,340

While SWC has initiated revenue-generating activities through the distribution of carryout supplies and related packaging products, revenues to date have not been sufficient to fund ongoing operations. Based on current operating levels and cash usage forecasts, existing cash resources are not expected to be sufficient to fund operations for the twelve months following issuance of these financial statements without additional financing.

Historically, the Company has relied on third-party and related-party debt financing to support operations. There can be no assurance that additional financing will be available on commercially acceptable terms, or at all.

45

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date these financial statements are issued. The financial statements do not include any adjustments that might result if the Company is unable to continue as a going concern and have been prepared on a basis that assumes the Company will continue as a going concern and realize assets and satisfy liabilities in the ordinary course of business.

Management’s plans to address these matters as they relate to SWC include:

●	Pursuing additional debt and/or equity financing to support working capital needs;
●	Expanding sales within existing customer channels and into new geographic markets;
●	Continuing cost-control measures to better align expenses with expected revenue; and
●	Exploring potential collaborations or strategic opportunities to strengthen the carryout supplies business.

Note 2 - Summary of Significant Accounting Policies

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the recognition of revenues and expenses during the reporting period. Actual results may differ from these estimates, and such differences could be material.

Changes in estimates are recorded in the period in which they become known and are accounted for prospectively.

The Company bases its estimates on historical experience, industry trends, and other relevant factors, incorporating both quantitative and qualitative assessments that it believes are reasonable under the circumstances.

Significant estimates for the nine months ended March 31, 2025 and 2024, respectively, include:

●	Allowance for doubtful accounts and other receivables
●	Inventory reserves and classifications
●	Valuation of loss contingencies
●	Estimated useful lives of property and equipment
●	Uncertain tax positions
●	Valuation allowance on deferred tax assets

46

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Risks and Uncertainties

The Company operates in a highly competitive industry that is subject to intense market dynamics, shifting consumer demand, and economic fluctuations. The Company’s operations are exposed to significant financial, operational, and strategic risks, including potential business disruptions, supply chain constraints, and liquidity challenges.

In accordance with ASC 275, “Risks and Uncertainties,” the Company evaluates and discloses risks that could materially affect its financial condition, results of operations, and business outlook. Key factors contributing to variability in sales and earnings include:

1.	Industry Cyclicality – The Company’s financial performance is affected by industry trends, seasonality, and shifts in market demand.
2.	Macroeconomic Conditions – Economic downturns, inflationary pressures, interest rate changes, and geopolitical risks may impact consumer purchasing behavior and the Company’s revenue streams.
3.	Pricing Volatility – The cost and availability of raw materials, supply chain disruptions, and competitive pricing pressures can lead to fluctuations in gross margins and profitability.

Given these uncertainties, the Company faces challenges in accurately forecasting financial performance and may experience material risks affecting liquidity, business continuity, and long-term strategic growth. The Company continuously assesses these risks and implements measures to mitigate their potential impact.

Fair Value of Financial Instruments

The Company accounts for financial instruments in accordance with Financial Accounting Standards Board (FASB) ASC 820, Fair Value Measurements, which establishes a framework for measuring fair value and requires related disclosures. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the Company’s principal market or, if none exists, the most advantageous market for the asset or liability.

47

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Fair Value Hierarchy

ASC 820 requires the use of observable inputs whenever available and establishes a three-tier hierarchy for measuring fair value:

●	Level 1 – Quoted market prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 – Observable inputs other than quoted prices in active markets, such as quoted prices for similar assets and liabilities or inputs that are directly or indirectly observable.
●	Level 3 – Unobservable inputs that require significant judgment, including management assumptions and estimates based on available market data.

The classification of an asset or liability within the hierarchy is based on the lowest level of input that is significant to the fair value measurement. Level 3 valuations generally require more judgment and complexity, often involving a combination of cost, market, or income approaches, as well as assumptions about market conditions, pricing, and other factors.

Fair Value Determination and Use of External Advisors

The Company assesses the fair value of its financial instruments and, where appropriate, may engage external valuation specialists to assist in determining fair value. While management believes that recorded fair values are reasonable, they may not necessarily reflect net realizable values or future fair values.

Financial Instruments Carried at Historical Cost

The Company’s financial instruments—including cash, accounts receivable, accounts payable and accrued expenses (including related party balances), and certain debt instruments—are recorded at historical cost. As of March 31, 2025 and June 30, 2024, respectively, the carrying amounts of these instruments approximated their fair values due to their short-term maturities.

Cash and Cash Equivalents and Concentration of Credit Risk

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents.

48

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

At March 31, 2025 and June 30, 2024, respectively, the Company did not have any cash equivalents.

The Company is exposed to credit risk on its cash and cash equivalents in the event of default by the financial institutions to the extent account balances exceed the amount insured by the FDIC, which is $250,000.

At March 31, 2025 and June 30, 2024, respectively, the Company did not experience any losses on cash balances in excess of FDIC insured limits.

Accounts Receivable

The Company accounts for accounts receivable in accordance with ASC 310, Receivables. Receivables are recorded at their net realizable value, which represents the amount management expects to collect from outstanding customer balances.

The Company extends credit to customers based on an evaluation of their financial condition and other factors. The Company does not require collateral, and interest is not accrued on overdue accounts receivable.

Allowance for Credit Losses

Management periodically assesses the collectability of accounts receivable and establishes an allowance for doubtful accounts as needed. The allowance is determined based on:

●	A review of outstanding accounts,
●	Historical collection experience, and
●	Current economic conditions

Accounts deemed uncollectible are written off against the allowance when determined to be uncollectible.

Applicability of ASC 326 (“CECL”) to Accounts Receivable

Accounts receivable consist primarily of short-term trade receivables arising from the sale of goods and services. These receivables are carried at amortized cost and are subject to the expected credit loss model under ASC 326, Financial Instruments—Credit Losses.

The Company estimates expected credit losses using a provision matrix based on historical loss experience, adjusted for current economic conditions and reasonable and supportable forecasts. Receivables with similar risk characteristics are evaluated collectively.

49

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The allowance for credit losses is presented as a contra-asset to accounts receivable on the balance sheet, and changes in the allowance are recognized in selling, general, and administrative expenses. Accounts are written off when collection efforts are exhausted and the receivable is deemed uncollectible.

The following is a summary of the Company’s accounts receivable at March 31, 2025 and June 30, 2024:

	March 31, 2025	June 30, 2024

Accounts receivable	$61,586	$56,570
Less: allowance for credit losses	51,962	52,138
Accounts receivable - net	$9,624	$4,432

Bad Debt Expense

For the nine months ended March 31, 2025 and 2024, bad debt was as follows:

Nine Months Ended March 31,
2025	2024
$-	$1,190

Bad debt expense (recovery) is recorded as a component of general and administrative expenses in the accompanying statements of operations.

Inventory

The Company accounts for inventory in accordance with ASC 330, Inventory. Inventory consists solely of snacks and related ingredients and packaging, and is stated at the lower of cost or net realizable value (“LCNRV”) using the first-in, first-out (FIFO) method.

From time to time, inventory may include goods in transit once title and risk of loss have transferred to the Company in accordance with the terms of purchase. Inbound freight, handling, customs, insurance, and other costs directly attributable to bringing inventory to its current location and condition are capitalized as part of inventory cost. Abnormal freight, rehandling, or other costs not directly attributable to inventory acquisition are expensed as incurred.

As of March 31, 2025 and June 30, 2024, inventory consisted primarily of:

●	Foodservice Packaging Distribution: Finished goods including paper cups, plastic cups, food containers, bags, and related consumables.

Management evaluates inventories each reporting period to assess whether reserves are necessary for slow-moving, obsolete, or impaired items. In performing this assessment, management considers market conditions, expected demand, aging trends, turnover rates, and estimated net realizable value.

50

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

For the nine months ended March 31, 2025 and 2024, respectively, the Company did not record any provisions for inventory obsolescence or impairment.

At March 31, 2025 and June 30, 2024, the Company had inventory of $252,203 and $356,399, respectively. Included in these amounts were $0 and $66,378 of inventory in transit, respectively.

Concentrations

The Company evaluates concentrations of risk in accordance with ASC 275-10, Risks and Uncertainties. A concentration exists when a single customer, supplier, geographic region, or other external factor accounts for a significant portion of revenues, receivables, or supply chain activity (typically >10%).

Disclosure is required only when it is reasonably possible that such concentration could result in a severe near-term impact on the Company’s financial position, results of operations, or cash flows.

At March 31, 2025 and June 30, 2024, the Company has evaluated its customer, supplier, and geographic exposures and determined that no such concentrations exist that meet the threshold for disclosure.

Property and Equipment

Property and equipment are recorded at cost, net of accumulated depreciation, in accordance with ASC 360, “Property, Plant, and Equipment.” Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

Repairs and maintenance expenditures that do not materially extend the useful life of an asset are expensed as incurred. Significant improvements or upgrades that increase the asset’s productivity, efficiency, or useful life are capitalized.

Upon disposal or sale of property and equipment, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in the statement of operations.

The Company evaluates the carrying value of property and equipment whenever events or changes in circumstances indicate that the asset may be impaired. If impairment indicators exist, the Company assesses recoverability based on the undiscounted future cash flows expected from the use and disposition of the asset. If the carrying amount exceeds the estimated recoverable amount, an impairment loss is recognized.

51

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Impairment of Long-lived Assets

The Company evaluates the recoverability of long-lived assets, including identifiable intangible assets, in accordance with FASB ASC 360-10-35-15, Impairment or Disposal of Long-Lived Assets.

An impairment review is triggered when events or circumstances indicate that the carrying value of an asset group may not be recoverable. Factors considered include, but are not limited to:

●	Significant changes in expected performance compared to prior forecasts,
●	Changes in asset utilization, including discontinued or modified use,
●	Negative industry or economic trends that impact asset value, and
●	Strategic shifts in the Company’s business operations.

Impairment Assessment Process

When impairment indicators exist, the Company performs a recoverability test by comparing the undiscounted future cash flows expected to be generated from the use and ultimate disposition of the asset group to its carrying amount.

●	If the undiscounted cash flows exceed the carrying amount, no impairment is recognized.
●	If the undiscounted cash flows are less than the carrying amount, an impairment loss is recognized, measured as the excess of the carrying amount over the fair value of the asset.

Impairment Results

For the nine months ended March 31, 2025 and 2024, the Company did not record any impairment losses.

Original Issue Discounts and Other Debt Discounts

The Company accounts for original issue discounts (OID) and other debt discounts in accordance with FASB ASC 835-30, Interest—Imputation of Interest. These discounts are recorded as a reduction of the carrying amount of the related debt and are amortized to interest expense over the term of the debt using the effective interest method, unless the straight-line method is materially similar.

Original Issue Discounts (OID)

For certain notes issued, the Company may provide the debt holder with an original issue discount (OID), which is recorded as a debt discount, reducing the face value of the note. The discount is amortized to interest expense over the term of the debt in the Statements of Operations.

52

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Debt Issuance Costs

Debt issuance costs, including fees paid to lenders or third parties, are capitalized as a debt discount and amortized to interest expense over the life of the debt. These costs are presented as a direct deduction from the carrying amount of the debt liability rather than as a separate asset.

Right of Use Assets and Lease Obligations

The Company accounts for right-of-use (ROU) assets and lease liabilities in accordance with FASB ASC 842, Leases. These amounts reflect the present value of the Company’s estimated future minimum lease payments over the lease term, including any reasonably certain renewal options, discounted using a collateralized incremental borrowing rate.

The Company classifies its leases as either operating or finance leases. The Company’s leases primarily consist of operating leases, which are included as Right-of-Use Assets and Operating Lease Liabilities on the balance sheets.

Short-Term Leases

The Company has elected the short-term lease exemption, whereby leases with a term of 12 months or less are not recorded on the balance sheet. Instead, lease payments are expensed on a straight-line basis over the lease term.

Lease Term and Renewal Options

In determining the lease term, the Company evaluates whether renewal options are reasonably certain to be exercised. Factors considered include:

●	The useful life of leasehold improvements relative to the lease term,
●	The economic performance of the business at the leased location,
●	The comparative cost of renewal rates versus market rates, and
●	The presence of any significant economic penalties for non-renewal.

If a renewal option is deemed reasonably certain to be exercised, the ROU asset and lease liability reflect those additional future lease payments. The Company’s operating leases contain renewal options with no residual value guarantees. Currently, management does not expect to exercise any renewal options, which are therefore excluded in the measurement of lease obligations.

Discount Rate and Lease Liability Measurement

Since the implicit rate in the leases is not readily determinable, the Company applies an incremental borrowing rate that represents the rate it would incur to borrow on a collateralized basis over a similar term and currency environment.

53

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Lease Impairment

The Company evaluates ROU assets for impairment indicators whenever events or changes in circumstances suggest the carrying amount may not be recoverable. No impairments of ROU assets were recognized for the nine months ended March 31, 2025 and the year ended June 30, 2024, respectively.

Revenue Recognition

The Company recognizes revenue in accordance with ASC 606, Revenue from Contracts with Customers, as amended. Revenue is recognized when control of promised goods or services transfers to customers, in an amount that reflects the consideration expected to be received.

Revenue Stream

The Company currently generates revenue primarily from the following single source:

Foodservice Packaging – The wholesale distribution of disposable foodservice packaging products, including custom-printed and stock paper cups, plastic cups, food containers, bags, and related consumables, primarily through the Company’s e-commerce platform.

To provide further clarity on the nature, timing, and recognition of revenue, the Company’s single revenue stream is discussed below:

Foodservice Packaging Distribution

Revenue from the distribution of disposable foodservice packaging products is derived exclusively from business customers on a wholesale basis through the Company’s e-commerce platform and direct sales channels. Customer contracts typically contain a single performance obligation: typically, delivery of the ordered products.

Shipping and handling activities that occur after the customer obtains control are accounted for as fulfillment costs and not as separate performance obligations. Because sales are exclusively to registered businesses, the Company collects and remits sales taxes where required; sales to businesses are exempt only when valid resale/exemption certificates are obtained.

54

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The Company follows the five-step revenue recognition model:

1. Identify the Contract with a Customer

A contract exists when:

●	The agreement creates enforceable rights and obligations;
●	It has commercial substance;
●	Payment terms are defined and consideration is determinable;
●	Collection is probable

Customer credit risk is assessed at contract inception and updated periodically.

2. Identify the Performance Obligations

Each order represents a single performance obligation: shipment or delivery of the ordered goods.

3. Determine the Transaction Price

Transaction price consists primarily of fixed consideration based on contract or list pricing.

4. Allocate the Transaction Price

Contracts generally contain only a single performance obligation - product delivery. Accordingly, the entire transaction price is allocated to that performance obligation.

5. Recognize Revenue When (or As) Performance Obligations Are Satisfied

Revenue is recognized at a point in time, when control of the goods transfers to the customer (generally upon shipment or delivery).

Principal vs. Agent Considerations

In accordance with ASC 606-10-55-36 through 55-40, the Company evaluated whether it acts as principal or agent in each of its revenue streams. The assessment considers whether the Company (i) obtains control of goods or services before transfer to the customer, (ii) has discretion in establishing pricing, (iii) is primarily responsible for fulfillment, and (iv) is exposed to inventory or service-level risks.

55

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Based on this analysis, the Company reached the following conclusions:

The Company acts as a principal in foodservice packaging sales.

●	The Company designs, sources, and controls products prior to transfer.
●	The Company has discretion in pricing.
●	The Company is responsible for fulfillment, including warehousing and logistics.
●	The Company bears inventory risk prior to transfer.

Revenue is recognized on a gross basis for foodservice packaging sales.

Summary of Compliance with ASC 606 and ASU Updates

Revenue Stream	Performance Obligation	Recognition Timing	Consideration Type

Foodservice packaging	Shipment to customer	Point in time	Fixed price (wholesale contracts);
		upon shipment	excludes sales tax

Contract Liabilities (Deferred Revenue)

Contract liabilities represent amounts received in advance of performance obligations being satisfied.

As of March 31, 2025 and June 30, 2024, the Company had deferred revenue of $488,964 and $512,695, respectively.

The following represents the Company’s disaggregation of revenues for the nine months ended March 31, 2025 and 2024:

	For the Nine Months Ended March 31,
	2025		2024

	Revenue	% of Revenues	Revenue	% of Revenues

Foodservice packaging	$1,302,642	100.00%	$1,274,934	100.00%

For the nine months ended March 31, 2025 and 2024, the Company recognized shipping fee revenues of $197,126 and $177,268, respectively, as a component of total revenues.

56

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Cost of Sales

Cost of sales for foodservice packaging consists of direct costs incurred to source, warehouse, and distribute packaging products. These costs are recognized in the same period as the related revenue.

Cost components primarily include:

● Purchased Materials – Packaging products sourced from third-party manufacturers and suppliers.
● Freight and Distribution – Outbound shipping costs, warehouse handling, and fuel surcharges.
● Warehousing and Logistics – Facility, labor, and utilities associated with storage and inventory management.

Income Taxes

The Company accounts for income taxes using the asset and liability method prescribed by FASB ASC 740, Income Taxes. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities. These deferred amounts are measured using enacted tax rates expected to apply in the periods when the temporary differences are expected to reverse.

The effect of a change in tax law or tax rates on deferred tax balances is recognized in the period in which the change is enacted.

All deferred tax assets and liabilities are presented as noncurrent in the Company’s balance sheet, regardless of the classification of the related asset or liability for financial reporting purposes.

Uncertain Tax Positions

The Company evaluates uncertain tax positions, which requires that a tax position be recognized in the financial statements only if it is more likely than not (greater than 50% likelihood) to be sustained upon examination by tax authorities.

As of March 31, 2025 and 2024, respectively, the Company had no uncertain tax positions that qualified for recognition or disclosure in the financial statements.

The Company also recognizes interest and penalties related to uncertain tax positions in other expense in the statement of operations. No interest and penalties were recorded for the nine months ended March 31, 2025 and 2024, respectively.

Valuation of Deferred Tax Assets

The Company’s deferred tax assets include certain future tax benefits, such as net operating losses (NOLs), tax credits, and deductible temporary differences. A valuation allowance is required if it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.

57

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The Company reviews the realizability of deferred tax assets on a quarterly basis, or more frequently if circumstances warrant, considering both positive and negative.

Factors Considered in Valuation Allowance Assessment

The Company evaluates multiple factors in determining whether a valuation allowance is necessary, including:

●	Historical earnings trends (cumulative pre-tax income or losses in the most recent three-year period)
●	Future financial projections, including expected taxable income based on long-term estimates of business performance and market conditions
●	Statutory carryforward periods for net operating losses and other deferred tax assets
●	Prudent and feasible tax planning strategies that could impact the realization of deferred tax assets
●	Nature and predictability of temporary differences and the timing of their reversal
●	Sensitivity of financial forecasts to external factors such as commodity prices, market demand, and operational risks

While cumulative three-year losses are a strong indicator that a valuation allowance may be needed, a valuation allowance determination is not solely based on past losses—all available positive and negative evidence must be considered.

Valuation Allowance Determination

At March 31, 2025 and June 30, 2024, respectively, the Company recorded a full valuation allowance against its deferred tax assets, resulting in a net carrying amount of $0. This determination was based on cumulative losses in recent years and the lack of sufficient positive evidence to support the realization of deferred tax assets in the near term.

The Company will continue to evaluate its valuation allowance each reporting period and will recognize deferred tax assets in the future if sufficient positive evidence emerges to support their realization.

Advertising Costs

Advertising costs are expensed as incurred, “Advertising Costs.” These costs are recognized as operating expenses in the period in which they are incurred and are classified within general and administrative expenses in the statements of operations.

Advertising expense related to the discontinued Snack and Beverages business, has been presented within discontinued operations.

58

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The Company recognized marketing and advertising costs during the nine months ended March 31, 2025 and 2024, respectively as follows:

For the Nine Months Ended March 31,
2025	2024

$14,903	$-

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation,” using the fair value-based method. Under this guidance, compensation cost is measured at the grant date based on the fair value of the award and is recognized over the requisite service period, typically the vesting period.

ASC 718 establishes accounting standards for transactions in which an entity exchanges its equity instruments for goods or services. It also applies to transactions where an entity incurs liabilities based on the fair value of its equity instruments or liabilities that may be settled using equity instruments.

The Company applies the fair value method for equity instruments granted to both employees and non-employees, aligning non-employee share-based payment accounting with that of employees. The fair value of stock-based compensation is determined as of the grant date or the measurement date (i.e., when the performance obligation is completed) and is recognized over the vesting period.

The Company determines the fair value of stock options using the Black-Scholes option pricing model, considering the following key assumptions:

●	Exercise price – The agreed-upon price at which the option can be exercised.
●	Expected dividends – The anticipated dividend yield over the expected life of the option.
●	Expected volatility – Based on historical stock price fluctuations.
●	Risk-free interest rate – Derived from U.S. Treasury securities with similar maturities.
●	Expected life of the option – Estimated based on historical exercise patterns and contractual terms.

Additionally, the Company follows the guidance under ASU 2016-09, which introduced amendments to simplify certain accounting aspects of share-based compensation, including:

●	The treatment of tax benefits and tax deficiencies in income tax reporting.
●	The option to recognize forfeitures as they occur rather than estimating them upfront.
●	Cash flow classification for certain tax-related transactions.

59

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The Company continues to evaluate and apply the latest Accounting Standards Updates (ASUs) and interpretive releases related to stock-based compensation to ensure compliance with evolving financial reporting requirements.

Basic and Diluted Earnings (Loss) per Share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings Per Share.” The calculation of basic EPS follows the two-class method and is determined by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding, including certain other shares committed to be issued.

Basic Earnings Per Share (EPS)

Basic EPS is calculated using the two-class method, and is computed as follows:

●	Net earnings available to common shareholders represent net earnings to common shareholders, adjusted for the allocation of earnings to participating securities.
●	Losses are not allocated to participating.
●	The denominator includes common shares outstanding and certain other shares committed to be issued, such as restricted stock and restricted stock units (“RSUs”), for which no future service is required.

Diluted Earnings Per Share (EPS)

Diluted EPS is calculated under both the two-class method and the treasury stock method, and the more dilutive result is reported.

●	Diluted EPS is computed by taking the sum of:

○	Net earnings available to common shareholders
○	Dividends on preferred shares
○	Dividends on dilutive mandatorily redeemable convertible preferred shares
○	Divided by the weighted average number of common shares outstanding and certain other shares committed to be issued, plus all dilutive common stock equivalents during the period, such as:

●	Stock options
●	Warrants
●	Convertible preferred stock
●	Convertible debt

●	Preferred shares and unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) qualify as participating securities under the two-class method.

60

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Net Loss Per Share Considerations

In computing net loss per share, unvested shares of common stock are excluded from the denominator.

Participating Securities & Share-Based Compensation

Restricted stock and RSUs granted as part of share-based compensation contain nonforfeitable rights to dividends and dividend equivalents, respectively. Therefore:

●	Before the requisite service is rendered for the right to retain the award, these instruments meet the definition of a participating security.
●	RSUs granted under an executive compensation plan, however, are not considered participating securities because the rights to dividend equivalents are forfeitable.

The Company did not have any potentially dilutive equity securities for the nine months ended March 31, 2025 and 2024.

Related Parties

The Company defines related parties in accordance with ASC 850, “Related Party Disclosures,” and SEC Regulation S-X, Rule 4-08(k). Related parties include entities and individuals that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company.

Related parties include, but are not limited to:

●	Principal owners of the Company.
●	Members of management (including directors, executive officers, and key employees).
●	Immediate family members of principal owners and members of management.
●	Entities affiliated with principal owners or management through direct or indirect ownership.
●	Entities with which the Company has significant transactions, where one party has the ability to exercise control or significant influence over the management or operating policies of the other.

A party is considered related if it has the ability to control or significantly influence the management or operating policies of the Company in a manner that could prevent either party from fully pursuing its own separate economic interests.

The Company discloses all material related party transactions, including:

●	The nature of the relationship between the parties.
●	A description of the transaction(s), including terms and amounts involved.
●	Any amounts due to or from related parties as of the reporting date.
●	Any other elements necessary for a clear understanding of the transactions’ effects on the financial statements.

61

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Disclosures are made in accordance with ASC 850-10-50-1 through 50-6 and SEC Regulation S-X, Rule 4-08(k), which requires registrants to disclose material related party transactions and their effects on the financial position and results of operations.

See Notes 3, 5 and 8 for related party transactions.

Relationship with Parent

Prior to its acquisition by NGTF on March 31, 2025, SWC was a wholly owned subsidiary of another entity (“Parent”). From time to time, SWC engaged in transactions with its Parent in the ordinary course of business. Intercompany balances were settled in cash/netted through stockholders’ deficit. There were no outstanding intercompany balances as of March 31, 2025.

Recent Accounting Standards

Adopted Accounting Standards

ASU 2023-07 — Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures

In November 2023, the FASB issued ASU 2023-07 to improve disclosures related to reportable segments. The standard requires:

●	Enhanced disclosure of significant segment expenses regularly reviewed by the Chief Operating Decision Maker (CODM), even if those expenses are not allocated in segment profit or loss.
●	More detailed descriptions of how segment profit or loss is measured, and how reported measures align with internal management reporting.

The Company adopted ASU 2023-07 on July 1, 2024. The adoption did not have a material impact on the Company’s financial statements.

ASU 2023-09 — Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Issued in December 2023, ASU 2023-09 enhances income tax disclosures by:

●	Requiring standardized disaggregation of the effective tax rate reconciliation into prescribed categories.
●	Mandating jurisdictional disclosure of income taxes paid, broken out by federal, state, and significant foreign jurisdictions.
●	Expanding narrative explanations for reconciling items and effective tax rate fluctuations.

62

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The Company adopted ASU 2023-09 on July 1, 2024. The adoption did not have a material impact on the Company’s financial statements.

Adopted Accounting Standards (Not Yet Adopted)

ASU 2024-03 — Income Statement—Reporting Comprehensive Income (Subtopic 220-40): Disaggregation of Income Statement Expenses

In November 2024, the FASB issued ASU 2024-03, which requires greater disaggregation of certain income statement expense categories, including:

●	Inventory purchases
●	Employee compensation
●	Depreciation and amortization
●	Selling expenses, including a definition of what is included in that category

The standard is effective for fiscal years beginning after December 15, 2026, and for interim periods beginning after December 15, 2027. Early adoption is permitted.

The Company is currently assessing the impact of ASU 2024-03 on its financial statement presentation and footnote disclosures. The standard is not expected to have a material effect on the Company’s financial condition, results of operations, or cash flows.

Other Accounting Standards Updates

The FASB has issued other technical corrections and narrow-scope amendments across various accounting topics. These updates are not expected to have a material impact on the Company’s financial statements.

63

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Note 3 – Property and Equipment

Property and equipment consisted of the following:

			Estimated Useful
	March 31, 2025	June 30, 2024	Lives (Years)
Land	-	632,391	N/A
Building	-	197,609	31.5
Computers, furniture and equipment	28,405	28,405	5
Vehicles	107,528	176,913	5
Warehouse equipment	31,340	31,340	3 - 5
Production molds	145,173	145,173	3 - 5
Leasehold improvements	-	6,250	5
	312,446	1,218,081
Accumulated depreciation	(285,504)	(343,267)
Total land, property and equipment - net	$26,942	$874,814

Nine Months Ended March 31, 2025

Excluded Assets (Related Party Distribution)

SWC distributed property and equipment with a carrying value of $840,325 to its parent, (a related party). These assets were not transferred as part of the business acquired by Nightfood Holdings, Inc. on March 31, 2025 and are therefore excluded from the accompanying financial statements. The distribution was recorded as a reduction of net assets within stockholders’ deficit on the distribution date. No gain or loss was recognized as the assets were distributed at carrying value.

Vehicle Disposals

During the nine months ended March 31, 2025, SWC disposed of various inoperable vehicles with an aggregate historical cost of $69,385 and a net carrying amount of $0. The assets were retired from service and derecognized. No gain or loss was recognized upon disposal. Additionally, no cash proceeds were received.

Depreciation and Amortization

Depreciation and amortization expense for the nine months ended March 31, 2025 and 2024, was $7,547 and $31,742, respectively.

Depreciation and amortization are included as a component of general and administrative expenses in the accompanying statements of operations.

64

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Note 4 – Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities were as follows at March 31, 2025 and June 30, 2024, respectively:

	March 31, 2025	June 30, 2024
Accounts payable and accrued liabilities	$1,475,683	$1,072,149
Accrued interest payable	72,337	72,337
Total accounts payable and accrued liabilities	$1,548,020	$1,144,486

Note 5 – Debt

The following represents a summary of the Company’s debt (notes payable and notes payable – related party) at March 31, 2025 and June 30, 2024:

	Issue Date	Maturity Date	Interest Rate	Default Interest Rate	Collateral	Debt Type
Loan #1	June 15, 2020	September 15, 2020	18.00%	N/A	Unsecured	Notes Payable
Loan #2	June 6, 2019	June 21, 2024	11.60%	N/A	Unsecured	Notes Payable
Loan #3	May 13, 2022	May 13, 2023	N/A	N/A	Unsecured	Notes Payable
Loan #4	May 18, 2022	May 18, 2022	N/A	N/A	Unsecured	Notes Payable
Loan #5	May 25, 2022	May 25, 2023	N/A	N/A	Unsecured	Notes Payable
Loan #6	December 30, 2022	October 20, 2023	N/A	N/A	Unsecured	Notes Payable
Loan #7	May 9, 2023	May 9, 2024	N/A	N/A	Unsecured	Notes Payable
Loan #8	August 10, 2023	June 12, 2024	9.51%	N/A	Unsecured	Notes Payable
Loan #9	March 25, 2024	March 24, 2025	16.00%	N/A	Unsecured	Notes Payable
Loan #10	January 30, 2024	June 30, 2025	16.00%	N/A	Unsecured	Notes Payable
Loan #11	January 1, 2024	June 30, 2025	N/A	N/A	Unsecured	Notes Payable
Loan #12	September 25, 2021	September 25, 2027	6.40%	N/A	Unsecured	Notes Payable
Loan #13	September 10, 2021	September 10, 2026	9.00%	N/A	Unsecured	Notes Payable
Loan #14	April 14, 2020	May 18, 2021	1.00%	N/A	Unsecured	Notes Payable
Loan #15	December 31, 2013	December 31, 2015	18.00%	N/A	Unsecured	Notes Payable
Loan #16	August 11, 2021	August 15, 2024	8.50%	N/A	Unsecured	Notes Payable
Loan #17	October 11, 2021	October 11, 2026	6.40%	N/A	Unsecured	Notes Payable
Loan #18	September 10, 2021	September 10, 2026	9.00%	N/A	Unsecured	Notes Payable
Loan #19	September 10, 2021	September 10, 2026	8.99%	N/A	Unsecured	Notes Payable
Loan #20	September 10, 2021	September 10, 2026	8.99%	N/A	Unsecured	Notes Payable
Loan #21	September 10, 2021	September 10, 2026	8.99%	N/A	Unsecured	Notes Payable
Loan #22	Various	Due on demand	N/A	N/A	Unsecured	Notes Payable - Related Party
Loan #23	October 19, 2019	Due on demand	N/A	N/A	Unsecured	Notes Payable
Loan #24	September 30, 2022	Due on demand	1.30%	N/A	Unsecured	Notes Payable
Loan #25	June 1, 2022	April 1, 2023	3.00%	N/A	Unsecured	Notes Payable

65

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The following represents a summary of the Company’s notes payable at March 31, 2025 and June 30, 2024:

June 30, 2023	$1,135,698
Proceeds	525,292
Amortization of debt discount	38,850
Repayments	(258,473)
June 30, 2024	1,441,367
Proceeds	277,572
Acquired by Nightfood Holdings, Inc.	(334,657)
Capital contribution	(1,221,452)
Repayments	(125,570)
March 31, 2025	$37,260

The following represents a detail of the Company’s notes payable at March 31, 2025 and June 30, 2024:

	Nine Months Ended March 31, 2025
	June 30, 2024	Proceeds	Acquired by Nightfood Holdings, Inc.	Capital Contribution	Repayments	March 31, 2025	Short Term	Long Term	In-Default
Loan #1	$100,000	$-	$(100,000)	$-	$-	$-	$-	$-	$-
Loan #6	(2,196)	-	-	-	2,196	-	-	-	-
Loan #8	873	-	-	-	(873)	-	-	-	-
Loan #9	86,500	-	-	(86,500)	-	-	-	-	-
Loan #10	95,000	-	-	(95,000)	-	-	-	-	-
Loan #11	169,880	277,572	-	(364,952)	(82,500)	-	-	-	-
Loan #15	20,000	-	-	-	-	20,000	20,000	-	20,000
Loan #16	675,000	-	-	(675,000)	-	-	-	-	-
Loan #17	14,691	-	-	-	(14,691)	-	-	-	-
Loan #19	19,992	-	-	-	(19,992)	-	-	-	-
Loan #20	13,485	-	-	-	(4,855)	8,630	-	8,630	-
Loan #21	13,485	-	-	-	(4,855)	8,630	-	8,630	-
Loan #23	54,842	-	(54,842)	-	-	-	-	-	-
Loan #24	129,950	-	(129,950)	-	-	-	-	-	-
Loan #25	49,865	-	(49,865)	-	-	-	-	-	-
Total	$1,441,367	$277,572	$(334,657)	$(1,221,452)	$(125,570)	$37,260	$20,000	$17,260	$20,000

66

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Nine Months Ended March 31, 2025

Debt Acquired/Forgiven by Nightfood Holding, Inc.

Assumption of Third-Party Debt by NGTF (Capital Contribution)

Prior to closing, NGTF assumed $334,657 of SWC notes payable in connection with the pending acquisition. Upon NGTF’s assumption, SWC derecognized the related debt and recorded a corresponding increase to additional paid-in capital. No gain or loss was recognized on the assumption. This transaction was non-cash and is presented as a non-cash financing activity in the statement of cash flows.

Assumption of Related-Party Debt by NGTF (Capital Contribution)

Prior to closing, NGTF assumed $188,218 of SWC notes payable – related party, in connection with the pending acquisition. Upon NGTF’s assumption, SWC derecognized the related debt and recorded a corresponding increase to additional paid-in capital. No gain or loss was recognized on the assumption. This transaction was non-cash and is presented as a non-cash financing activity in the statement of cash flows.

Debt Forgiveness by NGTF Subsidiary (Capital Contribution)

Prior to closing, NGTF forgave $546,452 of SWC notes payable due to one of its subsidiaries, in connection with the pending acquisition. Upon NGTF’s forgiveness, SWC derecognized the related debt and recorded a corresponding increase to additional paid-in capital. No gain or loss was recognized on the assumption. This transaction was non-cash and is presented as a non-cash financing activity in the statement of cash flows.

Excluded Liability — Parent Assumption of Property-Secured Note (Related Party)

SWC transferred a property and related secured note payable to its parent (a related party), and the parent assumed the obligation with a carrying amount of $675,000. The property securing the note was retained by the parent ($840,325 - see note 3), and was not included in the acquisition.

Accordingly, the liability (and related property) was excluded from the business acquired by NGTF on March 31, 2025 and is excluded from the accompanying financial statements.

SWC derecognized the liability and recorded a capital contribution in stockholders’ equity. No gain or loss was recognized. This transaction was non-cash and is presented as a non-cash financing activity in the statement of cash flows.

67

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

	Year Ended June 30, 2024
	June 30, 2023	Proceeds	Debt Discount	Amortization of Debt Discount	Repayments	June 30, 2024	Short Term	Long Term	In-Default
Loan #1	$100,000	$-	$-	$-	$-	$100,000	$100,000	$-	$100,000
Loan #2	6,240	-	-	-	(6,240)	-	-	-	-
Loan #6	71,016	-	-	19,050	(92,262)	(2,196)	(2,196)	-	(2,196)
Loan #7	31,553	-	-	19,800	(51,353)	-	-	-	-
Loan #8	-	20,588	-	-	(19,715)	873	873	-	873
Loan #9	-	86,500	-	-	-	86,500	86,500	-	-
Loan #10	-	95,000	-	-	-	95,000	95,000	-	-
Loan #11	-	169,880	-	-	-	169,880	169,880	-	-
Loan #15	20,000	-	-	-	-	20,000	20,000	-	20,000
Loan #16	675,000	-	-	-	-	675,000	675,000	-	-
Loan #17	19,222	-	-	-	(4,531)	14,691	-	14,691	-
Loan #19	22,094	-	-	-	(2,102)	19,992	-	19,992	-
Loan #20	19,958	-	-	-	(6,473)	13,485	-	13,485	-
Loan #21	19,958	-	-	-	(6,473)	13,485	-	13,485	-
Loan #23	64,842	14,000	-	-	(24,000)	54,842	54,842	-	54,842
Loan #24	15,950	137,000	-	-	(23,000)	129,950	129,950	-	129,950
Loan #25	69,865	2,324	-	-	(22,324)	49,865	49,865	-	49,865
Total	$1,135,698	$525,292	$-	$38,850	$(258,473)	$1,441,367	$1,379,714	$61,653	$353,334

The following represents a summary of the Company’s notes payable – related party at March 31, 2025 and June 30, 2024:

June 30, 2023	$53,530
Proceeds	167,918
Repayments	(33,230)
June 30, 2024	188,218
Debt assumed by Nightfood Holdings, Inc.	(188,218)
March 31, 2025	$-

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SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Debt Maturities

The following represents future maturities of the Company’s various debt arrangements as follows:

For the Year Ended June 30,	Notes Payable

2025 (3 Months)	$20,000
2026	-
2027	17,260
Total	$37,260

Note 6 – Fair Value of Financial Instruments

The Company evaluates its financial assets and liabilities subject to fair value measurements on a recurring basis to determine the appropriate level in which to classify them for each reporting period. This determination requires significant judgments to be made.

Note 7 – Commitments and Contingencies

Contingencies – Legal Matters

The Company is subject to litigation claims arising in the ordinary course of business. The Company records litigation accruals for legal matters which are both probable and estimable and for related legal costs as incurred. The Company does not reduce these liabilities for potential insurance or third-party recoveries.

As of March 31, 2025, the Company is not aware of any litigation, pending litigation, or other transactions that require accrual or disclosure, except for the following:

In August 2024, a judgment in the amount of $75,394 was entered against the Company in favor of a former supplier related to unpaid invoices for a custom printed customer order. The judgment was settled and paid in full in July 2025.

Commitments - Operating Lease

The Company accounts for leases in accordance with FASB ASC 842: Leases, which requires lessees to apply the right-of-use (ROU) model by recognizing a right-of-use asset and a lease liability for all leases with terms exceeding 12 months. Lease classification determines the pattern of expense recognition in the statement of operations:

●	Operating leases: Recognized on a straight-line basis as lease expense over the lease term.

69

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Lease Recognition and Measurement

The Company evaluates whether an arrangement contains a lease at inception and recognizes the lease in the financial statements upon lease commencement (the date the underlying asset is available for use). ROU assets represent the Company’s right to use an asset over the lease term, while lease liabilities reflect the present value of future lease payments.

At lease commencement:

●	ROU assets and lease liabilities are initially measured at the present value of lease payments.
●	The Company primarily uses its incremental borrowing rate (IBR) to determine the present value of lease payments, except when an implicit rate is readily determinable.
●	The IBR is based on market data, adjusted for credit risk and lease term.

Practical Expedients and Lease Components

The Company applies certain practical expedients to simplify lease accounting:

●	Lease and non-lease components are combined for classification and measurement, except for direct sales-type leases and production equipment embedded in supply agreements.
●	Short-term leases (12 months or less, without purchase or renewal options) are not recorded on the balance sheet.

Lease Term and Expense Recognition

●	Lease liabilities include options to extend or terminate when reasonably certain of exercise.
●	Operating lease expense is recognized on a straight-line basis over the lease term and reported under general and administrative expenses.
●	Variable lease payments based on an index/rate are initially measured using the rate at lease commencement, with differences expensed as incurred.

Company Lease Commitments

As of March 31, 2025 and June 30, 2024, the Company had no finance leases under FASB ASC 842.

On February 21, 2020, the Company executed an approximate five-year lease for its office space, covering the period from March 1, 2020, through April 30, 2025.

●	Lease term: 62 months
●	Monthly lease payments: $2,378
●	Total lease obligation: $147,446
●	Renewal option: None
●	Security deposit paid: $30,193
●	Lease classification: The lease is evaluated under FASB ASC 842, Leases, and recorded as a right-of-use (ROU) asset and lease liability based on the present value of lease payments at lease commencement.

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SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

The Company recognizes lease expense on a straight-line basis over the lease term.

The tables below present information regarding the Company’s operating lease asset and liability at March 31, 2025 and June 30, 2024:

	March 31, 2025	June 30, 2024
Assets

Operating lease - right-of-use asset - non-current	$129,853	$268,760

Liabilities

Operating lease liability	$142,880	$292,948

Weighted-average remaining lease term (years)	0.83	1.84

Weighted-average discount rate	10%	10%

The components of lease expense were as follows:

	Nine Months Ended
	March 31, 2025	March 31, 2024

Operating lease costs

Amortization of right-of-use operating lease asset	$116,536	$102,768
Lease liability expense in connection with obligation repayment	4,442	18,210
Total operating lease costs	$120,978	$120,978

Supplemental cash flow information related to operating leases was as follows:

Operating cash outflows from operating lease (obligation payment)	$132,350	$128,495
Right-of-use asset obtained in exchange for new operating lease liability	$-	$-

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SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Future minimum lease payments required under leases that have initial or remaining non-cancellable lease terms at June 30,:

Year Ended June 30,
2025 (3 Months)	$147,446
Total undiscounted cash flows	147,446
Less: amount representing interest	4,566
Present value of operating lease liabilities	142,880
Less: current portion of operating lease liabilities	142,880
Long-term operating lease liabilities	$-

Other Income

For the nine months ended March 31, 2025 and 2024, the Company recognized other income of $106,297 and $104,395, respectively, related to the sublease of office space to a third party. The Company maintains a month-to-month arrangement with the subtenant, under which the subtenant reimburses the Company for the use of space.

Note 8 – Stockholders’ Deficit

As of March 31, 2025, the Company had one (1) class of stock, detailed as follows:

Common Stock

●	Authorized Shares: 10,000
●	Issued & Outstanding:
○	10,000 shares as of March 31, 2025
○	10,000 shares as of June 30, 2024
●	Par Value: $0.00001 per share
●	Voting Rights: 1 vote per share

Equity Transactions for the Nine Months Ended March 31, 2025

The Company had the following activity:

1.	Non-cash contributions - $1,744,327 (see note 5)

Comprised of the following capital contributions recorded directly to additional paid-in capital:

●	NGTF assumption of third-party notes payable — $334,657
●	NGTF assumption of related-party notes payable — $188,218
●	NGTF subsidiary forgiveness of notes payable — $546,452
●	Parent assumption of property-secured note — $675,000

2.	Non-cash distributions - $840,325 (see note 3)

72

SWC GROUP, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2025

Equity Transactions for the Year Ended June 30, 2024

Debt Forgiveness – Related Party

During the year ended June 30, 2024, the Company executed an agreement with a related party, its majority shareholder, its parent company to forgive accrued liabilities totaling $7,761,200. This forgiveness has been accounted for as, in substance, a capital contribution from the parent company and recorded as an increase to additional paid-in capital in the accompanying financial statements. This accounting treatment is consistent with ASC 470-50-40-2, Debt—Modifications and Extinguishments - Derecognition, which requires that debt forgiven by a parent or equity holder be reflected as a capital transaction rather than as income.

Note 9 - Subsequent Events

Acquisition by Nightfood Holdings, Inc.

On March 31, 2025, the Company was acquired by Nightfood Holdings, Inc. pursuant to a share exchange agreement, whereby Nightfood Holdings acquired 100% of the Company’s issued and outstanding equity interests. As consideration, the Company’s equity holders received 83,333 shares of Nightfood Holdings’ Series C Convertible Preferred Stock, which had an estimated fair value of $4,399,982, based on the as-converted value of the underlying common shares as of the acquisition date.

As a result of this transaction, the Company became a wholly-owned subsidiary of Nightfood Holdings, Inc. The purchase price allocation and related accounting for this acquisition will be performed and reported by Nightfood Holdings, Inc. in its consolidated financial statements.

See Form 8-K filed with the U.S. Securities and Exchange Commission on April 2, 2025.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The acquisition of SWC Group, Inc. (“SWC”) by Nightfood Holdings, Inc. (“NGTF” or the “Parent Company”) evolved through three agreements:

●	September 4, 2024 – NGTF, through its wholly-owned subsidiary, Future Hospitality Ventures Holdings, Inc. (“FHVH”), entered into a Share Exchange Agreement (the “Exchange Agreement”) with SWC and Sugarmade, Inc., a Delaware corporation and the sole shareholder of SWC (the “SWC Shareholder”), pursuant to which NGTF agreed to acquire all of the issued and outstanding shares of SWC.

●	December 10, 2024 – The parties entered into a First Amendment to the Exchange Agreement, modifying certain terms related to transaction pricing and share calculations, while leaving all other terms in effect.

●	March 31, 2025 – The parties entered into the Second Amendment to the Share Exchange Agreement (the “Second Amendment”), which revised delivery obligations, required additional documentation of transfer, and finalized the purchase price and closing date.

The following represents the key terms of the Second Amendment:

1.	Closing Date – March 31, 2025.
2.	Purchase Price – 83,333 shares of NGTF Series C Preferred Stock, having an estimated fair value of $4,399,982.
3.	Resulting Structure – SWC delivered all issued and outstanding shares of its common stock to NGTF and became a wholly-owned subsidiary of NGTF.

Business of SWC

SWC Group, Inc. (d/b/a CarryOutSupplies.com) operates as a business-to-business (“B2B”) enterprise focused on the wholesale distribution of disposable foodservice packaging products.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Core Operations of SWC

●	Product portfolio: printed paper cups, plastic cups, food containers, bags, and related consumables
●	Value chain activities: product design, domestic/international sourcing, quality control, warehousing, and fulfillment
●	Customer base: primarily small to mid-sized businesses in the hospitality and foodservice industries, with U.S.-wide distribution.
●	Risk profile – SWC is not materially dependent on any single customer or supplier, and no customer represented 10% or more of revenues in the most recent fiscal year.

Reasons for the Transaction

NGTF expects the SWC acquisition to strengthen its foodservice distribution market presence through:

●	Established e-commerce platform integration
●	Diversified product portfolio expansion
●	Nationwide customer base addition
●	Revenue growth opportunities via combined operations
●	Operational efficiencies through integrated sourcing and fulfillment capabilities

Anticipated Accounting Treatment

The transaction is accounted for as a business combination in accordance with ASC 805, Business Combinations, using the acquisition method.

In accordance with ASC 805, the acquisition method requires:

(a)	Identifying the Acquirer – NGTF is the legal and accounting acquirer.
(b)	Determining the Acquisition Date – March 31, 2025 (the “Closing Date”).
(c)	Recognizing and Measuring Identifiable Assets and Liabilities – SWC’s assets and liabilities will be measured at estimated fair values as of the Closing Date. No noncontrolling interests were identified.
(d)	Recognizing and Measuring Goodwill and Intangible Assets – To the extent the fair value of consideration transferred exceeds the fair value of net assets acquired, NGTF will recognize goodwill. Identifiable intangible assets will be recognized separately from goodwill if they arise from contractual or legal rights or are otherwise separable. The final allocation of purchase price will be determined during the measurement period, not to exceed one year from the Closing Date.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Consideration Transferred

83,333 shares of NGTF Series C, Preferred Stock, with an estimated fair value of $4,399,982, based on the as-converted value of the underlying common shares (6,000:1) as of the acquisition date.

Transaction Costs

Acquisition-related costs, including legal, accounting, and advisory fees, are expensed in the period incurred. Transaction costs associated with the SWC acquisition were immaterial and expensed as incurred.

Contingent Consideration

The transaction did not include any contingent consideration, earn-outs, or additional equity issuances.

Relationship Between the Parties

This was not a related party transaction, nor were NGTF and SWC entities under common control prior to the transaction.

Estimated Preliminary Purchase Price Allocation

The preliminary allocation of purchase price to the assets acquired and liabilities assumed is as follows:

Consideration
Series C - convertible preferred stock - 83,333 shares	$4,399,982

Fair value of consideration transferred	4,399,982

Recognized amounts of identifiable assets acquired and liabilities assumed:

Cash	28,340
Accounts receivable	22,624
Prepaids and other	114,590
Inventory	252,203
Property and equipment - net	26,942
Operating lease - right - of -use asset	13,317
Total assets acquired	458,016

Accounts payable and accrued expenses	1,517,927
Notes payable	67,262
Operating lease liability	14,972
Total liabilities assumed	1,600,161

Total identifiable net liabilities assumed	(1,142,145)

Allocation required for identifiable intangible assets and goodwill	5,542,127

Trade names/trademarks	786,800
Customer relationships	1,041,300
Total identifiable intangible assets	1,828,100

Goodwill (including assembled workforce)	$3,714,027

The above amounts are preliminary estimates. NGTF will complete a formal valuation of SWC’s assets and liabilities and finalize the purchase price allocation within the measurement period (not to exceed one year from the Closing Date), as required under ASC 805. Adjustments may materially affect the allocation between tangible assets, intangible assets, and goodwill.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

No Change in Control

Although the transaction is accounted for as a business combination under ASC 805, it did not result in a change in control of NGTF. NGTF is both the legal acquirer and the accounting acquirer, and continues as the reporting entity for SEC purposes.

NGTF’s existing shareholders retained their voting and ownership interests in the Parent Company both before and after the acquisition. The acquisition represents the addition of SWC as a wholly-owned subsidiary, rather than a reverse acquisition or change in control event.

Accordingly, the historical consolidated financial statements of NGTF will remain those of the registrant, with the results of SWC included prospectively from the Closing Date, consistent with Rule 3-05 of Regulation S-X.

Pro Forma Condensed Combined Financial Information

The following unaudited pro forma condensed combined financial information presents the combination of NGTF and SWC, adjusted to reflect the acquisition.

Balance Sheet Presentation:

As the acquisition of SWC was completed on March 31, 2025, NGTF’s historical consolidated balance sheet as of that date already reflects the financial position of the combined company. Accordingly, no separate pro forma balance sheet is presented, consistent with Rule 11-02(c)(2) of Regulation S-X and SEC Release No. 33-10786.

Statements of Operations Presentation:

The unaudited pro forma condensed combined statements of operations are presented for the:

●	Nine months ended March 31, 2025; and
●	Year ended June 30, 2024.

Both periods give effect to the acquisition as if it had occurred on July 1, 2023.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Basis of Presentation

The pro forma financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by SEC Release No. 33-10786. It is presented for illustrative purposes only and is not necessarily indicative of what NGTF’s consolidated financial position or results of operations would have been had the acquisition occurred on the dates indicated, nor is it indicative of future results.

The pro forma information should be read in conjunction with:

●	NGTF’s historical consolidated financial statements, and
●	SWC’s historical consolidated financial statements.

Transaction Accounting Adjustments

As the March 31, 2025 consolidated balance sheet already reflects the acquisition, no additional pro forma balance sheet adjustments are presented. The pro forma statements of operations reflect the consolidation of SWC as a wholly-owned subsidiary.

1.	Elimination of intercompany balances and transactions.
2.	Transaction costs, which were immaterial and expensed.

The unaudited pro forma condensed combined financial statements do not reflect any potential operating synergies, dis-synergies, or cost savings that may result from the acquisition, nor do they reflect any related integration costs.

Pro Forma Earnings per Share

Pro forma basic and diluted net income (loss) per share is calculated based on NGTF’s historical weighted average common shares outstanding. The issuance of 83,333 shares of NGTF Series C, Preferred Stock as consideration for the acquisition does not impact the calculation of pro forma EPS, as these preferred shares are not treated as common stock equivalents for purposes of EPS.

Additional Information

The audited financial statements of SWC for the year ended June 30, 2024, and the unaudited financial statements for the nine months ended March 31, 2025, together with the pro forma financial information required under Article 11 of Regulation S-X, are filed as Exhibits to this Form 8-K/A.

The unaudited pro forma condensed combined financial statements are forward-looking and subject to risks and uncertainties. Actual results may differ materially from those presented. See “Caution Regarding Forward-Looking Statements” and “Risk Factors” included elsewhere in this Form 8-K/A.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

	March 31, 2025	March 31, 2025			March 31,
	Historical	Historical	Transaction		2025
	Nightfood	SWC Group,	Accounting		Pro Forma
	Holdings, Inc.	Inc.	Adjustments	Notes	Combined

Revenues	$570	$1,302,642	$-		$1,303,212

Costs and expenses
Cost of sales	-	785,518	-		785,518
General and administrative expenses	2,145,289	882,189	-		3,027,478
Total costs and expenses	2,145,289	1,667,707	-		3,812,996

Loss from operations	(2,144,719)	(365,065)	-		(2,509,784)

Other income (expense)
Interest income	70,900	6,706	-		77,606
Other income	-	106,297	-		106,297
Loss on debt extinguishment	(113,955)	-	-		(113,955)
Derivative expense	(611,583)	-	-		(611,583)
Interest expense (including amortization of debt discount)	(986,412)	(244,808)	-		(1,231,220)
Total other income (expense) - net	(1,641,050)	(131,805)	-		(1,772,855)

Net loss	$(3,785,769)	$(496,870)	$-		$(4,282,639)

Deemed dividend on Series B Preferred Stock	(11,566)	-	-		(11,566)

Net loss available to common stockholders - basic and diluted	$(3,797,335)	$(496,870)	$-		$(4,294,205)

Loss per share - basic and diluted	$(0.03)	$(49.69)		1	$(0.03)

Weighted average number of shares - basic and diluted	128,945,181	10,000		1	128,945,181

1 – The calculation of loss per share excludes the issued and outstanding common stock of SWC, as these shares were canceled in connection with the business combination and therefore would not remain outstanding in the pro forma presentation. The consideration paid in the form of 83,333 shares of Series C Preferred Stock is excluded from diluted earnings (loss) per share because the Company reported a net loss and inclusion would be anti-dilutive. No retroactive adjustment has been made related to the issuance of the Series C Preferred Stock issued.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

	June 30, 2024	June 30, 2024			June 30,
	Historical	Historical	Transaction		2024
	Nightfood	SWC Group,	Accounting		Pro Forma
	Holdings, Inc.	Inc.	Adjustments	Notes	Combined

Revenues	$89,272	$1,780,688	$-		$1,869,960

Costs and expenses
Cost of sales	107,395	1,017,289	-		1,124,684
General and administrative expenses	970,544	1,109,991	-		2,080,535
Total costs and expenses	1,077,939	2,127,280	-		3,205,219

Loss from operations	(988,667)	(346,592)	-		(1,335,259)

Other income (expense)
Interest income	17,599	-	-		17,599
Other income	-	120,664	-		120,664
Loss on debt extinguishment	(111,730)	-	-		(111,730)
Loss on settlement	-	(110,516)	-		(110,516)
Interest expense (including amortization of debt discount)	(2,152,708)	(220,286)	-		(2,372,994)
Total other income (expense) - net	(2,246,839)	(210,138)	-		(2,456,977)

Net loss	$(3,235,506)	$(556,730)	$-		$(3,792,236)

Deemed dividend on Series B Preferred Stock	(84,106)	-	-		(84,106)

Net loss available to common stockholders - basic and diluted	$(3,319,612)	$(556,730)	$-		$(3,876,342)

Loss per share - basic and diluted	$(0.03)	$(55.67)		1	$(0.03)

Weighted average number of shares - basic and diluted	126,540,836	10,000		1	126,540,836

1 – The calculation of loss per share excludes the issued and outstanding common stock of SWC, as these shares were canceled in connection with the business combination and therefore would not remain outstanding in the pro forma presentation. The consideration paid in the form of 83,333 shares of Series C Preferred Stock is excluded from diluted earnings (loss) per share because the Company reported a net loss and inclusion would be anti-dilutive. No retroactive adjustment has been made related to the issuance of the Series C Preferred Stock issued.

80